UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:
☒	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
Limbach Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

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PRELIMINARY PROXY STATEMENT - SUBJECT TO COMPLETION

Limbach Holdings, Inc.

797 Commonwealth Drive
Warrendale, Pennsylvania 15086

[April 28, 2023]

Dear Fellow Stockholders:

You are cordially invited to attend the 2023 Annual Meeting of Stockholders of Limbach Holdings, Inc. on Thursday, June 22, 2023, at 9:00 a.m. Eastern Daylight Time held solely by remote communication in a virtual-only format.

Details about the business to be conducted at the Annual Meeting and other information can be found in the attached Notice of Annual Meeting of Stockholders and Proxy Statement. As a stockholder, you will be asked to vote on five proposals as well as any other business that properly comes before the Annual Meeting.

Your vote is important. After reading the attached Notice of Annual Meeting of Stockholders and Proxy Statement, please submit your proxy or voting instructions promptly.

On behalf of the management team and your Board of Directors, thank you for your continued support and interest in Limbach Holdings, Inc.

Sincerely,

/s/ Michael M. McCann
Michael M. McCann
President, Chief Executive Officer and Director

Limbach Holdings, Inc.

797 Commonwealth Drive
Warrendale, Pennsylvania 15086

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 22, 2023
The 2023 Annual Meeting of Stockholders of Limbach Holdings, Inc. (the “Company”) will be held on Thursday, June 22, 2023, at 9:00 a.m. Eastern Daylight Time (“EDT”) held solely by remote communication in a virtual-only format (the “Annual Meeting”).
You are entitled to participate in the Annual Meeting if you were a stockholder of the Company as of the close of business on April 25, 2023, the record date for the Annual Meeting. The Notice of Annual Meeting, the Proxy Statement, the accompanying proxy card and our 2022 Annual Report are available on the Company’s website at www.limbachinc.com under “Investor Relations – Financials”. The Annual Meeting is being held for the following purposes:
1.To elect Joshua S. Horowitz and Linda G. Alvarado as Class A members of our Board of Directors, each to serve for a three-year term;
2.To approve an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan;
3.To hold a non-binding advisory vote on the compensation of our named executive officers;
4.To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023;
5.To approve an amendment to the Limbach Holdings, Inc. Certificate of Incorporation to allow for exculpation of officers; and
6.To transact any other business that properly comes before the Annual Meeting and any adjournment or postponement thereof.
Stockholders will not be able to attend the Annual Meeting in person. Instead, stockholders should follow the instructions provided below to attend the virtual Annual Meeting. Stockholders interested in attending this virtual Annual Meeting are required to register by 11:59 p.m. EDT on June 20, 2023 at https://viewproxy.com/limbach/2023/. The Company urges stockholders to vote and submit proxies in advance of the Annual Meeting by one of the methods described in these proxy materials for the Annual Meeting. Stockholders who attend the virtual Annual Meeting by following the instructions in these proxy materials will have an opportunity to vote and to submit questions electronically during the meeting.
Only stockholders of record as of the close of business on April 25, 2023 are entitled to receive notice of and to vote at the Annual Meeting and any and all adjournments or postponements thereof. Stockholders who hold shares in street name may vote through their brokers, banks or other nominees.
Regardless of the number of shares you own and whether you plan to attend the virtual Annual Meeting, please vote. All stockholders of record can vote (i) over the Internet by accessing the Internet website specified on the enclosed proxy card or voting instruction form and following the instructions provided to you, (ii) by calling the toll-free telephone number specified on the enclosed proxy card or voting instruction form and following the instructions when prompted, (iii) by written proxy by signing and dating the enclosed proxy card or voting instruction form and returning it, or (iv) by attending the Annual Meeting in accordance with the instructions provided in the proxy statement.
We encourage you to receive all proxy materials in the future electronically to help us save printing costs and postage fees, as well as natural resources in producing and distributing these materials. If you wish to receive these materials electronically in the future, please follow the instructions on the proxy card or voting instruction form.

By Order of the Board of Directors,

/s/ Michael M. McCann
Michael M. McCann
President, Chief Executive Officer and Director
[April 28, 2023]

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE
ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 22, 2023

This Notice of Annual Meeting and Proxy Statement and our 2022 Annual Report are available on our website at www.limbachinc.com under “Investor Relations — Financials”

Limbach Holdings, Inc.

797 Commonwealth Drive
Warrendale, Pennsylvania 15086

PROXY STATEMENT
FOR THE 2023 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on June 22, 2023
-------------------------------------

This Proxy Statement is being furnished to our stockholders of record as of the close of business on April 25, 2023 in connection with the solicitation by our Board of Directors of proxies for the 2023 Annual Meeting of Stockholders (the “Annual Meeting”) to be held solely by remote communication in a virtual-only format on Thursday, June 22, 2023, at 9:00 am. EDT, or at any and all adjournments or postponements thereof, for the purposes stated in the Notice of Annual Meeting of Stockholders. The approximate date of mailing of this Proxy Statement and the enclosed form of proxy is [April 28, 2023].

Unless we state otherwise or the context otherwise requires, references in this proxy statement to “we,” “our,” “us,” or the “Company” are to Limbach Holdings, Inc. a Delaware corporation, following the business combination we consummated on July 20, 2016, whereby we acquired all of the outstanding equity of Limbach Holdings LLC (the “Business Combination”), and any such references relating to periods prior to the Business Combination, including to “Limbach Holdings LLC” or “Limbach,” refer to Limbach Holdings LLC, our accounting predecessor in the Business Combination. References to “1347 Capital” and “1347 Capital Corp.” are to the Company prior to completion of the Business Combination when we were a blank check company with nominal operations. Upon the closing of the Business Combination, we changed our name to Limbach Holdings, Inc.

QUESTIONS AND ANSWERS ABOUT
THESE PROXY MATERIALS AND VOTING

Why am I receiving these materials?

We have sent you these proxy materials because our Board of Directors (our “Board”) is soliciting your proxy to vote at the Annual Meeting, including at any adjournments or postponements of the meeting. You are invited to attend the virtual Annual Meeting to vote on the proposals described in this Proxy Statement. However, you do not need to attend the virtual meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card, or follow the instructions on your proxy card or voting instruction form to vote over the telephone or through the Internet.

How do I attend the virtual Annual Meeting?

The virtual Annual Meeting will be held solely by remote communication in a virtual-only format on Thursday, June 22, 2023, at 9:00 a.m. EDT.

Stockholder of Record: Shares Registered in Your Name

If you were a stockholder of record at the close of business on April 25, 2023 (i.e., your shares are held in your own name in the records of the Company’s transfer agent), you must register by 11:59 p.m. EDT on June 20, 2023 at https://viewproxy.com/limbach/2023/. You will then be provided with a unique join link via a meeting invitation email to attend the virtual Annual Meeting. You may then attend the virtual Annual Meeting on June 22, 2023 at 9:00 a.m. EDT by referring back to your meeting invitation email for your unique join link. Please click that link and use the password that will be e-mailed to you two days prior to the meeting. You may vote during the virtual Annual Meeting using the control number provided to you during registration. If you are a stockholder of record and you have misplaced your control number, in order to vote during the virtual meeting, please call Alliance Advisors at 1-866-612-8937.

Beneficial Owner: Shares Registered in the Name of Broker or Bank

If you were a beneficial owner of common stock of the Company at the close of business on April 25, 2023 (i.e., you hold your shares in “street name” through an intermediary, such as a bank, broker or other nominee), to attend the virtual Annual Meeting, you must follow the steps below in order to register in advance of the Annual Meeting:
•Obtain a legal proxy from the bank, broker or other nominee that is the record holder of your shares if you wish to vote during the virtual meeting.
•Register to attend the Annual Meeting at https://viewproxy.com/limbach/2023/.

You will then be provided with a unique join link via a meeting invitation email to attend the virtual Annual Meeting on June 22, 2023 at 9:00 a.m. EDT and a control number to be used for voting during the virtual Annual Meeting. You may then attend the virtual Annual Meeting on June 22, 2023 at 9:00 a.m. EDT by referring back to your meeting invitation email for your unique join link. Please click that link and use the password that will be e-mailed to you two days prior to the meeting. You may vote during the virtual Annual Meeting using the control number provided to you during registration. If you are a beneficial owner and you have misplaced your control number, in order to vote during the virtual meeting, please call Alliance Advisors at 1-866-612-8937.
Obtaining a legal proxy may take several days and stockholders are advised to register as far in advance as possible. The Company can provide no assurances that registration requests will be processed if they are not submitted by 11:59 p.m. EDT on June 20, 2023.

Who can vote at the virtual Annual Meeting?

Only stockholders of record at the close of business on April 25, 2023, the record date for the Annual Meeting, will be entitled to vote at the Annual Meeting. As of April 25, 2023, there were [10,553,303] shares of common stock outstanding and entitled to vote. For ten days prior to the Annual Meeting, during normal business hours, a complete list of all stockholders on the record date will be available for examination by any stockholder at the Company’s offices at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. The list of stockholders will also be available electronically during the Annual Meeting.

Stockholder of Record: Shares Registered in Your Name

If at the close of business on April 25, 2023 your shares were registered directly in your name with our transfer agent, Continental Stock Transfer & Trust Company, then you are a stockholder of record. As a stockholder of record, you may vote at the virtual meeting or vote by proxy. Whether or not you plan to attend the virtual meeting, we urge you to fill out and return the enclosed proxy card or vote by proxy over the telephone or through the Internet as instructed below to ensure your vote is counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If at the close of business on April 25, 2023 your shares were held in an account at a brokerage firm, bank or other nominee, rather than in your own name, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the virtual Annual Meeting. As a beneficial owner, you have the right to direct that organization regarding how to vote the shares in your account. You are also invited to attend the virtual Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the virtual meeting unless you request and obtain a valid proxy from your broker, bank or other nominee and submit it when you register to attend the virtual Annual Meeting.

What am I voting on?

There are five matters scheduled for a vote:

1.To elect Joshua S. Horowitz and Linda G. Alvarado as Class A members of our Board of Directors, each to serve for a three-year term;
2.To approve an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan;
3.To hold a non-binding advisory vote on the compensation of our named executive officers;
4.To ratify the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023; and
5.To approve an amendment to the Limbach Holdings, Inc. Certificate of Incorporation to allow for exculpation of officers.

What are the recommendations of our Board?

Unless you give other instructions on your proxy card, or by telephone or on the Internet, the persons named as proxy holders on the proxy card will vote in accordance with the recommendations of our Board. Our Board recommends a vote:

•FOR the election of the nominated slate of Class A directors (see Proposal 1);

•FOR the approval of an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (see Proposal 2);

•FOR the approval of the non-binding, advisory vote on the compensation of our named executive officers (see Proposal 3);

•FOR the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 (see Proposal 4); and

•FOR the approval of an amendment to the Limbach Holdings, Inc. Certificate of Incorporation to allow for exculpation of officers (See Proposal 5).

What if another matter is properly brought before the meeting?

The Board knows of no other matters that will be presented for consideration at the virtual Annual Meeting. If you have submitted a proxy and any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

How do I vote?

For Proposal 1, you may either vote “For” all the nominees to be a Class A member of the Board or you may “Withhold” your vote for any one or more nominees you specify. For Proposal 2, Proposal 3, Proposal 4 and Proposal 5 you may vote “For” or “Against” or abstain from voting. The procedures for voting are as follows:

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote at the virtual Annual Meeting by following the procedures set forth below, vote by proxy using the enclosed proxy card, vote by proxy over the telephone or vote by proxy through the Internet. Whether or not you plan to attend the virtual meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the virtual meeting and vote in person even if you have already voted by proxy.
•To vote at the virtual Annual Meeting, follow the instructions above under “How do I attend the virtual Annual Meeting”.
•To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the virtual Annual Meeting, we will vote your shares as you direct.

•To vote by proxy over the telephone or by internet, follow the instructions on the proxy card you received. If voting by telephone or internet, your vote must be received by 11:59 p.m. EDT on June 20, 2023 to be counted.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner of shares registered in the name of your broker, bank or other nominee, you should have received a voting instruction form and voting instructions with these proxy materials from that organization rather than from us. Simply complete and mail the voting instruction form to ensure that your vote is counted. Alternatively, you may vote by telephone or through the Internet as instructed by that organization. To vote at the virtual Annual Meeting, you must first obtain a legal proxy from your broker, bank, or other nominee, and then register to attend the virtual Annual Meeting at https://viewproxy.com/limbach/2023/. Follow the instructions from that organization included with these proxy materials, or contact it to request a legal proxy.

How many votes do I have?

On each matter to be voted upon, you have one vote for each share of common stock you owned at the close of business on April 25, 2023.

What happens if I do not vote?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record and do not vote by proxy card, by telephone, through the Internet or in person at the virtual Annual Meeting, your shares will not be voted, and your shares will count as “not present” for purposes of the establishment of a quorum for the meeting.

Beneficial Owner: Shares Registered in the Name of a Broker or Bank

If you are a beneficial owner and do not instruct your broker, bank or other agent how to vote your shares, the question of whether your broker or nominee will still be able to vote your shares depends on whether the proposal is considered to be a “routine” matter.

See below under “What are broker non-votes?” for more information. At the virtual Annual Meeting, only Proposal 4 is considered a routine matter. Accordingly, without your instructions, your broker or nominee may not vote your shares on Proposal 1, Proposal 2, Proposal 3 or Proposal 5, but may vote your shares on Proposal 4.

What if I return a signed proxy card or otherwise vote but do not make specific choices?

If you return a signed and dated proxy card or otherwise vote without marking voting selections, your shares will be voted, as applicable, “For” the election of the two nominees to our Board, “For” the approval of the amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, “For” the approval of the non-binding, advisory vote on the compensation of our named executive officers, “For” the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023 and “For” the approval of the amendment to the Limbach Holdings, Inc. Certificate of Incorporation to allow for exculpation of officers. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

Who is paying for this proxy solicitation?

We will pay for the entire cost of soliciting proxies. In addition to these proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. We have engaged Alliance Advisors, LLC to assist in the solicitation of proxies and provide related advice and information support, for a service fee and the reimbursement of customary disbursements, which are not expected to exceed $25,000 in total.

What does it mean if I receive more than one set of proxy materials?

If you receive more than one set of proxy materials, your shares may be registered in more than one name or in different accounts. Please follow the voting instructions on each proxy card or voting instruction form to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of the following ways:

•You may submit another properly completed proxy card with a later date.

•You may grant a subsequent proxy by telephone or through the Internet.

•You may send a timely written notice that you are revoking your proxy to our General Counsel at 797      Commonwealth Drive, Warrendale, Pennsylvania 15086.

•You may attend the virtual Annual Meeting and vote there. Simply attending the virtual meeting will not, by itself, revoke your proxy. Your most recent proxy card or telephone or Internet proxy is the one that is counted.

If your shares are held by your broker, bank or other nominee, you should follow the instructions provided by that organization for changing your vote.

When are stockholder proposals and director nominations due for next year’s annual meeting?

To be considered for inclusion in next year’s proxy materials, your proposal must be submitted in writing by December 30, 2023 to our General Counsel at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. All proposals must comply with Rule 14a-8 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials.

If you wish to submit a proposal to be acted on at next year’s annual meeting without including such proposal or nomination in next year’s proxy materials, or if you wish to nominate a director, you must provide written notice as required by our Bylaws no earlier than the opening of business on February 22, 2024 and no later than the close of business on March 24, 2024 to our General Counsel at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. If next year’s annual meeting is called for a date that is before May 8, 2024 or after August 6, 2024, written notice of such proposal or nomination must be provided to our General Counsel at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086 no earlier than the opening of business on the 120th day before the date of next year’s annual meeting and no later than the later of (a) the close of business on the 90th day before next year’s annual meeting or (b) the close of business on the 10th day following the day on which public announcement of the date of next year’s annual meeting is first made by the Company.

In addition to satisfying the requirements under our Bylaws, to comply with the universal proxy rules, a person who intends to solicit proxies in support of director nominees other than the Company’s nominees must provide notice to the Company that sets forth the information required by Rule 14a-19(b) under the Exchange Act, including a statement that such person intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote in the election of directors in support of director nominees other than the Company’s nominees.

You are also advised to review our Bylaws, which contain additional requirements about advance notice of stockholder proposals and director nominations.

How are votes counted?

Votes will be counted by the inspector of election appointed for the meeting, who will separately count, (i) for the election of directors (Proposal 1), votes “For,” “Withhold” and broker non-votes, (ii) for the approval of the amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (Proposal 2), votes “For,” “Against,” abstentions and, if applicable, broker non-votes, (iii) for the approval of the non-binding, advisory vote on the compensation of our named executive officers (Proposal 3), votes “For,” “Against,” abstentions and, if applicable, broker non-votes, (iv) for the ratification of the appointment of our independent registered public accounting firm (Proposal 4), votes “For,” “Against,” abstentions and, if applicable, broker non-votes and (v) for the approval of the amendment to the Limbach Holdings, Inc. Certificate of Incorporation to allow for exculpation of officers (Proposal 5), votes “For,” “Against,” abstentions and, if applicable, broker non-votes. Broker non-votes, if applicable, will have no effect on the outcome of Proposal 1. Abstentions and broker non-votes, if applicable, will not be counted towards the vote total for Proposal 2, Proposal 3 and Proposal 4 and and thus will have no effect on the outcome of such proposals. Abstentions and broker non-votes shall have the effect of a vote against Proposal 5.

What are “broker non-votes”?

Under the rules of the Nasdaq Stock Market LLC (“Nasdaq”), your broker, bank or other nominee cannot vote your shares with respect to non-discretionary matters unless you provide instructions on how to vote in accordance with the information and procedures provided to you by that organization. Proposal 1, Proposal 2, Proposal 3 and Proposal 5 will be considered non-discretionary and therefore your broker, bank or other nominee cannot vote your shares without your instruction. If you do not provide instructions to that organization, that entity may deliver a proxy card expressly indicating that it is NOT voting your shares, which is referred to as a “broker non-vote.” Broker non-votes will be counted for the purpose of determining the existence of a quorum at the virtual Annual Meeting, but will not count for purposes of determining the number of votes cast on Proposal 1, Proposal 2 and Proposal 3. Banks, brokers and other nominees are permitted to vote uninstructed shares on Proposal 4. Broker non-votes shall have the effect of a vote against Proposal 5. You should instruct your bank, broker or other nominee to vote your shares in accordance with directions you provide.

How many votes are needed to approve each proposal?

•For Proposal 1, directors are elected by a plurality of the votes cast, which means that the two nominees for director receiving the most votes cast (from the holders of shares present in person or represented by proxy and entitled to vote on the election of directors) will be elected as Class A members of the Board. Only votes “For” will affect the outcome.

•To be approved, Proposal 2, the approval of an amendment to the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan, must receive “For” votes from the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

•To be approved, Proposal 3, the approval of the non-binding, advisory vote on the compensation of our named executive officers, must receive “For” votes from the holders of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this proposal. However, because this proposal asks for a non-binding, advisory vote, there is no “required” vote that would constitute approval.

•To be approved, Proposal 4, the ratification of the appointment of Crowe LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2023, must receive “For” votes from the holders of a majority of the votes cast. Abstentions and broker non-votes, if any, will have no effect on the outcome of this proposal.

•To be approved, Proposal 5, the approval of an amendment to the Limbach Holdings, Inc. Certificate of Incorporation to allow for exculpation of officers, must receive “For” votes from a majority of our issued and outstanding shares entitled to vote either in person or by proxy at the meeting. Accordingly, abstentions and broker non-votes will have the same effect as a vote against Proposal 5. Shares represented by valid proxies and not revoked will be voted at the meeting in accordance with the instructions given. If no voting instructions are given, such shares will be voted for Proposal 5.

What is the quorum requirement?

Holders of a majority of the voting power of the Company’s issued and outstanding capital stock entitled to vote at the virtual Annual Meeting, present in person or represented by proxy, constitute a quorum. In the absence of a quorum, the chairman of the virtual Annual Meeting will have the power to adjourn the Annual Meeting.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

How do I submit questions to be answered during the question and answer session?

Prior to the Annual Meeting, stockholders may submit any questions in advance through https://viewproxy.com/limbach/2023/. Additional information regarding the ability of stockholders to ask questions during the 2023 Annual Meeting, related rules of conduct and other materials for the 2023 Annual Meeting will be available at https://viewproxy.com/limbach/2023/. We have created and implemented the virtual format in order to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost. However, you will bear any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies.

A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us in advance of, and during, the Annual Meeting so they can ask questions of our board of directors or management. During the live Q&A session of the Annual Meeting, we may answer questions as they come in and address those asked in advance, to the extent relevant to the business of the Annual Meeting, as time permits.

Both stockholders of record and street name stockholders will be able to attend the Annual Meeting via live audio webcast, submit their questions during the meeting and have their shares voted electronically at the Annual Meeting.

What do I do if I need technical assistance to access the Annual Meeting?

We encourage you to access the Annual Meeting prior to the start time. Online check-in will begin at 8:30 a.m. EDT, and you should allow ample time for the check-in procedures. We will have technicians ready to assist you with any technical difficulties before the virtual Annual Meeting begins. Stockholders of record and beneficial owners should call Alliance Advisors at 1-866-612-8937 with any questions about attending the virtual Annual Meeting. If you encounter any difficulty accessing the virtual Annual Meeting, please e-mail virtualmeeting@viewproxy.com for assistance.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome and Safari) and devices (desktops, laptops, tablets and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in prior to the start of the Annual Meeting. FAQs will be made available prior to the Annual Meeting at https://viewproxy.com/limbach/2023/.

It is important that you review the proxy materials for the Annual Meeting previously distributed to you. Whether or not you plan to attend the virtual-only Annual Meeting, we encourage you to vote your shares of common stock in advance of the Annual Meeting using one of the voting methods described in the proxy materials.

How can I find out the results of the voting at the virtual Annual Meeting?

Preliminary voting results may be announced at the virtual Annual Meeting. In addition, final voting results will be published in a Current Report on Form 8-K (a “Form 8-K”) that we expect to file with the U.S. Securities and Exchange Commission (the “SEC”) within four business days after the virtual Annual Meeting. If final voting results are not available to us in time to file a Form 8-K, within four business days after the meeting, we intend to file a Form 8-K to publish preliminary results and, within four business days after the final results are known to us, file an additional Form 8-K to publish the final results.

What proxy materials are available on the Internet?

The Notice of Annual Meeting and Proxy Statement and 2022 Annual Report are available on our website at www.limbachinc.com under “Investor Relations — Financials”.

PROPOSAL 1

ELECTION OF DIRECTORS

Our Board currently consists of eight directors and is divided into three classes. The term of each directorship is three years, so that one class of directors is elected each year. All directors are elected for three-year terms and until their successors are elected and qualified, or, if sooner, until the director’s death, resignation or removal.

At the virtual Annual Meeting, our stockholders will vote to elect two current Class A directors, Joshua S. Horowitz and Linda G. Alvarado. The Class A directors will have a term expiring at the 2026 Annual Meeting of Stockholders. Information concerning each nominee for director is set forth below under “Directors and Executive Officers.”

Directors are elected by a plurality of the votes cast. The two nominees for director receiving the most votes cast “FOR” such director (from the holders of shares present virtually or represented by proxy and entitled to vote on the election of directors) will be elected. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the two nominees named below. Broker non-votes, if applicable, will have no effect on the outcome of this proposal. If any nominee becomes unavailable for election as a result of an unexpected occurrence, your shares will be voted for the election of a substitute nominee proposed by us. Each person nominated for election has agreed to serve if elected. Our management has no reason to believe that any nominee will be unable to serve.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE ELECTION OF EACH OF JOSHUA S. HOROWITZ AND LINDA G. ALVARADO AS CLASS A MEMBERS OF OUR BOARD.

DIRECTORS AND EXECUTIVE OFFICERS

Directors

CLASS A DIRECTORS REMAINING IN OFFICE
For Terms Expiring at the 2026 Annual Meeting of Stockholders

Joshua S. Horowitz, 45, Director since March 2020

Joshua S. Horowitz is a professional investor with over 20 years of investing experience. Since January 2012, he has served as a portfolio manager and Managing Director at various Palm entities, first with Palm Ventures LLC and currently with Palm Management (US) LLC where he manages the Palm Global Small Cap Master Fund. He was formerly Director of Research at Berggruen Holdings, a multi-billion dollar family office and a research analyst at Crossway Partners LP, a value strategy investment partnership. Mr. Horowitz served as a Director of The Lincoln General Insurance Company from October 2001 to November 2014, 1347 Capital Corp (Nasdaq: TFSC) from July 2014 to July 2016, and 1347 Property Insurance Holdings, Inc (Nasdaq: PIH) from April 2015 to April 2018. He was the Interim Chairman of the Board of Directors at Birner Dental Management Services, Inc. (OTC: BDMS) from June 2018 until the Company’s sale to Mid Atlantic Dental Partners in January 2019. Birner was the only publicly traded dental service organization (DSO) in the country with 67 offices and over 500 employees. He also served as a Director of Minim, Inc. (Nasdaq: MINM) from May 2020 until November 2022. Since February 2023, Mr. Horowitz has served on the Board of Barnwell Industries, Inc. (NYSE: BRN). Mr. Horowitz holds a B.S. in Management magna cum laude from Binghamton University and also studied at the Bath School of Management in the United Kingdom.

We believe Mr. Horowitz’s qualifications to serve on our Board include his executive management experience with Palm Management (US) LLC, his experience with the analysis and management of investments in companies in many sectors, and his service on the boards of both private and public traded companies.

Linda G. Alvarado, 71, Director since August 2021

Linda G. Alvarado brings a wealth of experience in the construction industry, most notably as a founder, President and Chief Executive Officer of Alvarado Construction, Inc., a commercial general contractor, development, design/build, and construction management company in the United States and internationally. Ms. Alvarado is also an owner of the Colorado Rockies Major League Baseball Club, as well as the President of Palo Alto, Inc., and the Alvarado Restaurant Entities which owns and operates YUM! Brands restaurants in multiple states. Previously, Ms. Alvarado served as a director of several public companies in diverse industries, including 3M, Cypress AMAX Minerals, Lennox International, Pitney Bowes, Pepsi Bottling Group, Qwest Communications International, and the United Banks of Colorado.

In addition to her career experience, Ms. Alvarado was named by Hispanic Business Magazine and Latino Leaders Magazine as One of the Most Influential Hispanics in America and voted by viewers as “The Most Inspiring Latino in America” for the American Latino Television Awards. She was also featured in the 2016 and 2017 Georgia Pacific Company BRAWNY Media Campaign Celebrating Woman’s History Month. Along with U.S. Attorney General Janet Reno and Maya Angelou, Ms. Alvarado was presented the Sara Lee Corporation Frontrunner award for exemplary achievements and leadership. She was a founding member and past Chairman of the Denver Hispanic Chamber of Commerce and a Presidential Appointee as a Commissioner of the White House Initiative for Hispanic Excellence in Education. Ms. Alvarado is actively involved in supporting many charitable organizations and is also one of the founding trustees of the Colorado Latino Community Foundation, the Rose Community Foundation, and the Taco Bell Foundation.

We believe Ms. Alvarado brings to the Board of Directors her significant management and operational experience as a principal of several diverse business enterprises, as well as an understanding of finance, strategic growth planning, capital allocation, marketing, workforce and human resources issues. Ms. Alvarado’s experience as a member of other public company boards of directors contributes to her understanding of corporate governance, regulatory compliance, financial matters, and public company issues in the building and construction sector.

CLASS A DIRECTOR RETIRING AT THE ANNUAL MEETING

Charles A. Bacon, III, 62, Director since 2016

Charles A. Bacon, III served as the President and Chief Executive Officer of the Company from July 2016 through March 2023 and as a Director of the Company since July 2016 and is not standing for reelection at this Annual Meeting of Stockholders with Mr. Bacon retiring from the Board at the Company’s 2023 Annual Meeting. He joined Limbach Holdings LLC in early 2004 as President and Chairman of the Board of Managers and Chief Executive Officer, and was also an owner of the company. In that role, he was responsible for the overall performance and strategic direction of the business. Prior to joining Limbach, Mr. Bacon was the President and CEO of the North and South American operations of Bovis Lend Lease. Starting as a superintendent in 1982, he worked his way through various management and leadership positions within the organization and was named President in 1996 and CEO in 1999. Mr. Bacon is also a founding member of the IIF CEO Forum, a group of construction executives that are dedicated to a goal of eliminating injuries within Limbach’s industry. He also supports the ACE Mentorship Program and serves on the Executive Committee of the ACE National Board as Vice Chairman, an opportunity to influence high school children to consider careers in the construction industry. He is also a member of the National Association of Corporate Directors. He was on the Executive Committee and Former Chairman of the Construction Industry Round Table (“CIRT”). Mr. Bacon also served on the board of Industrial and Infrastructure Contractors USA, a general construction company headquartered in Pittsburgh, Pennsylvania. That business was sold in 2019, at which time Mr. Bacon was no longer associated with the Company. Mr. Bacon has been a member of the Young Presidents Organization since 1997. Mr. Bacon received his bachelor’s degree from Utica College of Syracuse University and has attended Advanced Management Programs at Templeton School of Business, Oxford University and the Wharton School of Business at the University of Pennsylvania.

CLASS B DIRECTORS REMAINING IN OFFICE
Terms Expiring at the 2024 Annual Meeting

Michael M. McCann, 41, Director since March 2023

Michael M. McCann has served as the President, Chief Executive Officer and a Director of the Company since March 29, 2023. Prior to his appointment as President and Chief Executive Officer, Mr. McCann served as the Company’s Executive Vice President and Chief Operating Officer since November 2019, after having been appointed Co-Chief Operating Officer, effective January 2019. Mr. McCann joined the Company in 2010 as Vice President and Branch Manager of Harper’s Tampa Branch. After growing the Tampa business for almost three years, Mr. McCann became President of Harper. His duties include all aspects of the Company’s construction operations, with primary responsibilities including oversight of risk management, sharing of best practices, and development of operational talent. Mr. McCann has a Bachelor of Science in Mechanical Engineering from Worcester Polytechnic Institute and a Master of Business Administration degree from Drexel University.

We believe that Mr. McCann’s qualifications to serve on our Board include: his unique perspective and understanding for Limbach’s business, culture and history; his critical insights into Limbach’s operations, strategy and competition; his strong entrepreneurial skills, as well as marketing, strategic and operational expertise and his in-depth knowledge of and key relationships in the construction industry.

Norbert W. Young, 75, Director since July 2016

Norbert W. Young is Managing Director of Duck Cove Associates, LLC (“DCA”), a Maine-based consulting services company. DCA is founded to provide growth oriented clients in the construction industry with services of strategic planning, business development, and business transformation leveraging Mr. Young’s 45 years of construction industry experience and understanding of the U.S. and global design and construction industry. From 2013 to October 2019, Mr. Young served as Partner of Lehrer Cumming, a New York City based owner advisory firm offering program and project management, development management and strategic guidance to owners, developers and institutions in and around New York City. Mr. Young actively worked on over $10 billion worth of construction on behalf of clients in residential, commercial, retail, cultural, educational, hospitality, aviation and infrastructure. From 2009 to 2013, Mr. Young provided consulting services as managing director of DCA, where he advised clients in such areas as information technology, supply chain management and leadership development. Mr. Young was President of McGraw Hill Construction from 1999 to 2009. Under Mr. Young’s direction, McGraw-Hill

Construction served as the leading provider of print and electronic products and information services to the $5.2 trillion global industrial, commercial and residential construction industry. Prior to joining McGraw Hill Construction, he spent eight years with the Bovis Construction Group, a global leader in the management of high profile construction projects. From 2010 through calendar year 2021 Mr. Young served as an outside director of The Cianbro Companies, an ESOP owned, general construction services firm ranked as one of the top 100 general construction services firm in the United State in 2020.

Mr. Young is a registered architect, with professional affiliations in The American Institute of Architects in which he was elevated to Fellow in 2000. He is also a member of the Construction Users Roundtable, a national organization of over 50 major owners focused on providing the “voice of the owner” to the design and construction industry. Mr. Young is also very active in education-related initiatives having served as Vice Chairman of the national ACE Mentor program, a high school level program designed to identify and attract new talent to the design and construction industry. Mr. Young holds a Bachelor of Arts degree from Bowdoin College and a Master of Architecture from the University of Pennsylvania.

We believe that Mr. Young’s qualifications to serve on our Board include his extensive experience and expertise in the construction industry and his critical industry insights.

Michael F. McNally, 68, Director since September 2017

Michael F. McNally has served as a director of the Company since September 2017. Mr. McNally has also served as a director of Granite Construction Incorporated (NYSE:GVA) since 2016 and is the current independent board chair. Mr. McNally retired in December 2014 as President and Chief Executive officer of Skanska USA Inc., a subsidiary of one of the world’s largest construction companies, a position he had held since 2008. During that time, he also served as one of nine members of Skanska AB’s senior executive team. Prior to his tenure at Skanska, Mr. McNally held various management positions over a 38-year career with Fluor, Marshall Contractors, Mobil Oil and J. Ray McDermott. Mr. McNally is also currently a member of the boards of directors of the University of Rhode Island Board of Trustees and the Rhode Island Commerce Corporation. From 2016 to 2019 he was chair of the US Green Building Council. Mr. McNally holds a Bachelor of Science degree in Civil Engineering from the University of Notre Dame and a Master of Business Administration degree from the University of Rhode Island and is a National Association of Corporate Directors (“NACD”) Board Leadership Fellow and is NACD Director Certified.

    We believe that Mr. McNally’s qualifications to serve on our Board include his extensive experience as an executive with a major multi-national construction firm and his knowledge and understanding of the construction industry.

CLASS C DIRECTOR NOMINEES
Terms Expiring at the 2025 Annual Meeting

Gordon G. Pratt, 61, Director since April 2014

Gordon G. Pratt has served as the chairman of the Board since July 2016 and served as a director and held the roles of president, chief executive officer and vice chairman of the board of directors of 1347 Capital from 2014 until the completion of the Business Combination in July 2016. From March 2014 to June 2016, Mr. Pratt served as Chairman of the Board of 1347 Capital LLC, a private investment advisory firm. Since March 2004, Mr. Pratt has been Managing Member of Fund Management Group LLC, a private holding company organized in Connecticut and headquartered in Florida. From June 2004 to April 2006, he served as the Senior Vice President, Finance of the Willis Group in New York and London. Prior to the Willis Group, he was an equity holder and Managing Director of Hales Capital Advisors LLC (1999 to 2004) and the co-founder and Managing Partner of Distribution Partners Investment Capital L.P., a private equity fund focused on the insurance industry (1999 to 2010). Mr. Pratt was appointed to the board of directors of Atlas Financial Holdings, Inc. (Nasdaq: AFH), or Atlas, in December 2010, and from January 2011 to July 2020, served as chairman of the board of directors of Atlas (and on the audit and compensation committees). Mr. Pratt previously served as Chairman of the board of directors of 1347 Property Insurance Holdings, Inc. (Nasdaq: PIH), or 1347 PIH, until his retirement (from November 2013 to March 2017). Mr. Pratt was a member of 1347 PIH’s audit committee (from December 2013 to August 2015) and was a member of 1347 PIH’s compensation committee (from June 2014 to March 2017). He previously served as Vice Chairman of the board of United Insurance Holdings Corp. (Nasdaq: UIHC) (from September 2008 to March 2012) and as Vice Chairman of the board of privately-held Avalon Risk Management Insurance Agency LLC (from October 2009 to

October 2012). Mr. Pratt also served as a member of the board of directors of United Property & Casualty Insurance Company (from September 2008 to March 2012) and as Chairman of the boards of directors for FMG Acquisition Corp. (OTC: FMGQ) (from May 2007 to September 2008) and of privately-held Risk Enterprise Management Limited (from November 2007 to May 2012). Before joining Hales, Mr. Pratt was a Senior Vice President and a member of the management committee of Conning & Company (1992 to 1999), where he helped to raise and invest capital for three Conning Private Equity funds. He began his career at The Chase Manhattan Bank, N.A. in New York. Mr. Pratt obtained a bachelor’s degree from Cornell University, a Master of Management degree from Northwestern University and a Juris Doctor degree from the University of Miami Law School.

We believe that Mr. Pratt’s qualifications to serve on our Board include his more than 25 years’ experience in insurance company financial statement analysis and assessment; and his experience serving as chairman or vice chairman on the boards of directors of other publicly-traded and privately held insurance enterprises.

Laurel J. Krzeminski, 68, Director since June 2018

Laurel Krzeminski has served as a director of the Company since June 2018. Ms. Krzeminski served as the Chief Financial Officer of Granite Construction Incorporated (NYSE: GVA) (“Granite”) from November 2010 until her retirement in July 2018. Ms. Krzeminski had also served as Granite’s executive vice president since December 2015, senior vice president from January 2013 to December 2015, vice president from July 2008 to December 2012, interim chief financial officer from June 2010 to October 2010 and corporate controller from July 2008 to May 2010. From 1993 to 2007, Ms. Krzeminski held various corporate and operational finance positions with The Gillette Company (acquired by The Procter & Gamble Company in 2005), including finance director for the Duracell and Braun North American business units, director of Gillette’s Sarbanes-Oxley Section 404 Compliance program and Gillette’s director of corporate financial reporting. Ms. Krzeminski’s experience also includes several years in public accounting with an international accounting firm. Ms. Krzeminski is currently a member of the board of directors of Terracon and Arrow Electronics, Inc. She received a B.S. in Business Administration-Accounting from San Diego State University.

We believe that Ms. Krzeminski’s qualifications to serve on our Board include her extensive experience as an executive with a large U.S. construction firm, her accounting and finance expertise and her knowledge and understanding of the construction industry.

Executive Officers

Our current executive officers are as follows:

Name	Age	Title
Michael M. McCann	41	President, Chief Executive Officer and Director
Jayme L. Brooks	52	Executive Vice President and Chief Financial Officer
Jay A. Sharp	57	President of Limbach
Nicholas S. Angerosa	46	President of Harper Limbach

On January 17, 2023, the Company announced its planned transition succession, pursuant to which Mr. Bacon stepped down as President and Chief Executive Officer on March 28, 2023, and Mr. McCann, the Company’s former Executive Vice President and Chief Operating Officer, was appointed President and Chief Executive Officer. In connection with the announcement of the transition plan, Mr. Bacon also announced his intention to retire from the Board at the Company’s Annual Meeting, for which he will continue to serve as a Class A member of the Board until that time. The Board of the Company also voted to increase the Board to eight members and appointed Mr. McCann to fill such vacancy as a Class B member of the Board. Mr. McCann’s biographical information is set forth above. The following is biographical information for our other executive officers.

Jayme L. Brooks

Jayme L. Brooks has served as the Executive Vice President and Chief Financial Officer of the Company, since October 2019. Ms. Brooks served as Executive Vice President and Chief Financial Officer of Capstone Turbine Corporation, a publicly traded manufacturer of microturbine energy systems, from April 2019 until September 2019, and as its Chief Financial Officer and Chief Accounting Officer from April 2015 to April 2019. Previously, Ms. Books also served as Vice President of Financial Planning and Analysis, Interim Chief Accounting Officer and Director of Financial Reporting of Capstone Turbine Corporation. Previously, she served as Vice President and Controller of Computer Patent Annuities North America LLC, a company providing solutions for intellectual property management, including renewal services, software tools and portfolio management. Ms. Brooks holds a Bachelor of Arts degree in Business Economics from the University of California at Santa Barbara and a Master of Business Administration degree from the Fuqua School of Business at Duke University. Ms. Brooks is a Certified Public Accountant (active) licensed in California.

Jay A. Sharp

Jay A. Sharp has served as President of the following entities: Limbach Company LLC, Limbach Company LP, Jake Marshall LLC and Limbach Facility & Project Solutions LLC since January 2023. Prior to his appointment as President to certain of the Company’s entities, Mr. Sharp served as the Company’s Executive Vice President, Regional Manager since March 2020, in which he had oversight for the Midwest region of the Company. Mr. Sharp also ran the Company’s Ohio business unit from August 2005 to March 2020 and served in various capacities at Limbach from 1990 to 2006. Mr. Sharp received his bachelor’s degree in 1988 from Messiah College through a partnership with Temple University in Philadelphia PA, and completed Columbia University’s Senior Executive Management program in 2013. Mr. Sharp has played an active role in the construction industry serving on the board of MCACO Board of Directors and has been a Labor Management Trustee for Local 24 from 2011 through 2021.

Nicholas S. Angerosa

Nicholas S. Angerosa has served as President of Harper Limbach since July 2020, which includes the following entities: Harper Limbach LLC and Harper Limbach Construction LLC. Prior to his appointment as President of Harper Limbach, Mr. Angerosa served as the Company’s Senior Vice President and Branch Manager from May 2018 to July 2020, in which he oversaw the Tampa business unit. Before joining Harper Limbach, Mr. Angerosa worked as a Project Manager and Division Manager with The Poole & Kent Company of Florida, a specialty mechanical and general contractor, from October 1996 to May 2012.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Director Independence

Pursuant to Nasdaq listing standards, a majority of the members of our Board must qualify as “independent,” as affirmatively determined by our Board. Consistent with this requirement, based on the review and recommendation of our Nominating and Corporate Governance Committee, our Board reviewed the relevant identified transactions or relationships between each of our directors, or any of their family members, and us, our senior management and our independent registered public accounting firm, and has affirmatively determined that each of Messrs. McNally, Pratt, Young and Horowitz and Mmes. Krzeminski and Alvarado meets the standards of independence under the applicable Nasdaq listing standards. In making this determination, our Board found all of our directors (other than Mr. McCann, our President and Chief Executive Officer, and Mr. Bacon, our former President and Chief Executive Officer) to be free of any relationship that would impair his or her individual exercise of independent judgment with regard to us. Our Board has also determined that each member of its Audit Committee, Compensation Committee, Nominating and Corporate Governance Committee, Executive Committee and Finance and Capital Markets Committee is independent under Nasdaq Rule 5605(a)(2).

Board Leadership Structure

Our Board believes it is important to maintain flexibility as to the Board’s leadership structure, but supports maintaining a non-management director in a leadership role at all times, whether as non-executive Chairman or Lead Director. Under our current structure, Mr. Pratt serves as non-executive Chairman and as such we do not have a Lead Director. As Chairman of our Board, Mr. Pratt has the authority, among other things, to call and preside over Board meetings, to set meeting agendas and to determine materials to be distributed to the Board. Accordingly, the Chairman has substantial ability to shape the work of the Board.

We believe that separation of the positions of Chairman and President and Chief Executive Officer reinforces the independence of the Board in its oversight of our business and affairs and is more conducive to objective evaluation and oversight of management’s performance, increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and our stockholders.

Role of the Board in Risk Oversight

One of the Board’s key functions is informed oversight of our risk management process. The Board directly oversees our risk management function as a whole, as well as through various Board standing committees that address risks inherent in their respective areas of oversight. In particular, while our Board is responsible for monitoring and assessing strategic risk exposure, our Audit Committee has the responsibility to consider and discuss our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. Our Audit Committee also monitors compliance with legal and regulatory requirements. Our Compensation Committee, together with its independent compensation consultant, Compensation Advisory Partners (“CAP”), assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. It is the responsibility of the committee chairs to report findings regarding material risk exposures to the Board. The Chairman has the responsibility of coordinating between the Board and management with regard to the determination and implementation of responses to any problematic risk management issues.

Board Diversity

In accordance with Nasdaq’s Board Diversity Rules, the following Board Diversity Matrix highlights the composition of the Company’s Board, which is based on voluntary self-identification. Each of the categories listed in the table has the meaning provided in Nasdaq Rule 5605(f).

Board Diversity Matrix (As of April 14, 2023)
Total number of Directors	8(1)

Part I: Gender Identity	Female	Male	Non-Binary	Did Not Disclose Gender
Directors	2	6	—	—

Part II: Demographic Background
African American or Black	—	—	—	—
Alaskan Native or Native American	—	—	—	—
Asian	—	—	—	—
Hispanic or Latinx	1	—	—	—
Native Hawaiian or Pacific Islander	—	—	—	—
White	1	6	—	—
Two or More Races or Ethnicities
LGBTQ+	—
Did Not Disclose Demographic Background	—

(1)    On January 17, 2023, Charles A. Bacon, III announced his retirement from the Board at the Company’s 2023 Annual Meeting, which is scheduled for June 22, 2023. At this time, the size of the Board will be reduced to seven directors.

Meetings of the Board of Directors

Our business, property and affairs are managed under the supervision of our Board. Members of our Board are kept informed of our business through discussions with our President and Chief Executive Officer and other officers and employees, by reviewing materials provided to them during visits to our offices and by participating in meetings of the Board and its committees.

The full Board held 5 meetings in 2022. The standing committees of the Board are the Audit Committee, the Compensation Committee, the Nominating and Corporate Governance Committee, the Executive Committee and the Finance and Capital Markets Committee. The charter for each of our standing Board committees is posted on our website at www.limbachinc.com under “Investor Relations — Corporate Governance”. Each director attended 100% of the aggregate number of meetings of the full Board held in 2022 and the total number of meetings held by all Board committees on which they served. Our Board is also encouraged to attend our annual meetings of stockholders. Five of our directors attended our 2022 Annual Meeting. The Board also has regularly scheduled executive sessions, including as part of the Executive Committee meetings, at which only independent directors are present.

The following table provides membership information for 2022 for each of our Board committees:

Name	Audit Committee	Compensation Committee	Nominating and Corporate Governance Committee	Executive Committee	Finance and Capital Markets Committee
Charles A. Bacon, III(1)					X
Gordon G. Pratt, Board Chair		X	X
Michael F. McNally	X	X	X*	X
Norbert W. Young		X*		X*
Laurel J. Krzeminski	X*			X	X
Joshua S. Horowitz	X	X			X*
Linda G. Alvarado			X		X
____________________
*    Committee Chair

(1)    On January 17, 2023, Charles A. Bacon, III announced his retirement from the Board at the Company’s 2023 Annual Meeting, which is scheduled for June 22, 2023. At that time, the Board of the Company also voted to increase the Board to eight members and appointed Mr. McCann to fill such vacancy as a Class B member of the Board.

Below is a description of each committee of our Board.

Audit Committee

Each member of the Audit Committee is financially literate and our Board has determined that Laurel J. Krzeminski qualifies as an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience. The responsibilities of our Audit Committee include, among other things:

•reviewing and discussing with management and the independent auditor the annual audited financial statements;
•reviewing analyses prepared by management or the independent auditor concerning significant financial reporting issues and judgments made in connection with the preparation of our financial statements;
•discussing with management major risk assessment and risk management policies;
•monitoring the independence of the independent auditor;
•assuring the regular rotation of the lead audit partner having primary responsibility for the audit and the audit partner responsible for reviewing the audit required by law;
•reviewing and approving all related party transactions;
•pre-approving all audit services and permitted non-audit services to be performed by our independent auditor, including the fees and terms of the services to be performed;
•appointing or replacing (subject to stockholder ratification, if deemed advisable by the Board) the independent auditor; and
•establishing procedures for the receipt, retention and treatment of complaints received by us regarding accounting, internal accounting controls or auditing matters.

There were five meetings of the Audit Committee in 2022 and its members attended all meetings of the Audit Committee either in-person or telephonically.

Compensation Committee

The Compensation Committee is responsible for overseeing matters relating to compensation of our Chief Executive Officer and other executive officers and employees, including the administration of incentive-based and equity-based compensation plans. The functions of our Compensation Committee include, among other things:

•reviewing and advising the Board regarding our compensation philosophies and policies;

•establishing criteria for the Board’s annual performance evaluation of the Chief Executive Officer and reviewing and making recommendations to the Board regarding all compensation for our Chief Executive Officer;
•approving grants of options and other equity awards to our Chief Executive Officer and all other executive officers, directors and all other eligible individuals;
•making recommendations to the Board regarding director compensation; and
•monitoring and assessing risks associated with our compensation policies.

There were four meetings of the Compensation Committee in 2022 and its members attended all meetings of the Compensation Committee either in-person or telephonically.

Nominating and Corporate Governance Committee

The Nominating and Corporate Governance Committee is responsible for overseeing the selection of persons to be nominated to serve on our Board and to assist the Board in developing and ensuring compliance with the Company’s foundational and corporate governance documents. The functions of our Nominating and Corporate Governance Committee include, among other things:

•identifying and recommending to the Board individuals qualified to serve as directors of the
Company;
•advising the Board with respect to the Board composition, procedures and committees, including establishing criteria for annual performance evaluations of the Board committees by the Board;
•advising the Board with respect to proposed changes to the Company’s Certificate of
Incorporation, Bylaws and corporate governance policies;
•reviewing annually the Company’s Code of Ethics;
•advising the Board with respect to communications with the Company’s stockholders; and
•evaluating any requests for waivers from the Company’s Code of Ethics and considering questions of conflicts of interest of Board members and the Company’s senior executives.

There were four meetings of the Nominating and Corporate Governance Committee in 2022 and its members attended all meetings of the Nominating and Corporate Governance Committee either in-person or telephonically.

Executive Committee

The Executive Committee is responsible for providing an efficient means of considering matters that arise between regularly scheduled Board meetings and are such that they (i) require prompt attention or (ii) are deemed appropriate by the members of the Executive Committee for consideration on behalf of the Board, including the preliminary screening, discussion and in-depth deliberation of matters that are or may be brought before the full Board for approval. The members of the Executive Committee are each of the chairpersons of the other standing committees. The Executive Committee may exercise all of the powers and authority of the Board in the oversight of management of the business and affairs of the Company, except for:

•amending the Company’s Certificate of Incorporation and Bylaws;
•filling vacancies on the Board;
•amending the charter of any committee of the Board;
•adopting an agreement or plan of merger or consolidation;
•recommending to the stockholders of the Company the sale, lease or exchange of all, or substantially all, of the assets of the Company;
•recommending to the stockholders of the Company a dissolution of the Company or a revocation of a dissolution;
•declaring a dividend;
•acting on any matters where the Executive Committee is prohibited from acting by law or the
Marketplace Rules of the Nasdaq Stock Market LLC or rules of any other exchange on which the
Company’s securities are then traded; or
•authorizing the issuance of Company stock or other Company securities.

There were no meetings of the Executive Committee held in 2022.

Finance and Capital Markets Committee

The Finance and Capital Markets Committee (“Finance Committee”) is responsible for overseeing the capital allocation of the Company including corporate investment and financing transactions. The functions of our Finance Committee include, among other things:

•reviewing and approving on behalf of the Board certain non-binding letters of intent or indications of interest for proposed merger, acquisitions or similar acquisition transactions;
•reviewing and recommending for approval by the Board proposed mergers, acquisitions and business divestitures;
•reviewing and recommending for approval by the Board proposed capital market transactions and other financing arrangements;
•reviewing and recommending for approval by the Board the capital plan of the Company, including any plans for repurchasing shares of the Company’s common stock, stock issuance, activity with regards to existing warrants, dividends or proposed dividends;
•reviewing banking relationships, lines of credit, loan arrangements and borrowing facilities in a Board oversight capacity;
•     reviewing surety bond relationships and matters related to the Company’s bonding requirements;
•reviewing and recommending for approval by the Board of proposed capital expenditures, lease commitments and asset disposals not previously approved by the Board as part of the annual plan;
•reviewing, and when necessary recommend changes to, the capital structure of the Company, including the amount, maturity and composition of total debt; reviewing the terms and interest rates of individual issuances of long-term debt; and approve, subject to Board delegations, borrowing resolutions authorizing management to issue long-term debt in accordance with the capital structure directives of the Board;
•    reviewing and overseeing matters related to the Company’s cash plan;
•     reviewing the Company’s capital allocation and return on invested capital; and
•    taking any action that is necessary or required under any investment policy that the Company has in place.

There were seven meetings of the Finance Committee in 2022 and its members attended all meetings of the Finance Committee either in-person or telephonically.

Director Nominations

The Board has delegated to the Nominating and Corporate Governance Committee the responsibility of identifying, screening and recommending candidates to the Board. Potential candidates are interviewed by the Chairman and Chief Executive Officer and the Chair of the Nominating and Corporate Governance Committee prior to their nomination, and may be interviewed by other directors and members of senior management. The Nominating and Corporate Governance Committee then meets to consider and approve the final candidates, and either makes its recommendation to the Board to fill a vacancy, add an additional member, or recommend a slate of candidates to the Board for nomination for election to the Board. The selection process for candidates is intended to be flexible, and the Nominating and Corporate Governance Committee, in the exercise of its discretion, may deviate from the selection process when particular circumstances warrant a different approach. The general criteria the Nominating and Corporate Governance Committee considers important in evaluating director candidates are: (i) senior-level management and decision-making experience; (ii) a reputation for integrity and abiding by exemplary standards of business and professional conduct; (iii) ability to devote time and attention necessary to fulfill the duties and responsibilities of a director; (iv) a record of accomplishment in their respective fields, with leadership experience in a corporation or other complex organization, including government, educational and military institutions; (v) independence and the ability to represent all of the Company’s stockholders; (vi) compliance with legal and Nasdaq listing requirements; (vii) sound business judgment; (viii) candor; (ix) judgment, skills, geography and other measures to ensure that the Board as a whole reflects a range of viewpoints, backgrounds, skills, experience and expertise; and (x) the needs of the Board among others. The Nominating and Corporate Governance Committee seeks to have a Board that reflects diversity in background, education, business experience, gender, race, ethnicity, culture, skills, business relationships and associations and other factors that will contribute to the Board’s governance of the Company, and reviews its effectiveness in achieving such diversity when assessing the composition of the Board.

The Nominating and Corporate Governance Committee will consider candidates proposed by stockholders to be potential director nominees. Stockholders wishing to nominate a candidate for consideration by the Nominating and Corporate Governance Committee as a director nominee should provide the name of any recommended candidate, together with a brief biographical sketch, a document indicating the candidate’s willingness to serve, if elected, and evidence of the nominating stockholder’s ownership of Company stock to the attention of the General Counsel of the Company at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086, and otherwise follow the Company’s nominating process summarized above under “Questions and Answers about these Proxy Materials and Voting — When are stockholder proposals and director nominations due for next year’s annual meeting?” and more fully described in the Company’s Bylaws. The Nominating and Corporate Governance Committee’s policy is to evaluate director nominees proposed by stockholders in the same manner that all other director nominees are evaluated.

The Company may, in the future, pay a third-party a fee to assist it in the process of identifying and/or evaluating director candidates.

Securityholder Communications with the Board

Securityholders who wish to communicate with the Board or an individual director may send a written communication to the Board or such director addressed to our General Counsel at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. Each communication must set forth:

•the name and address of the securityholder on whose behalf the communication is sent; and
•the number of our shares that are owned beneficially by such securityholder as of the date of the communication.

Each communication will be reviewed by our General Counsel to determine whether it is appropriate for presentation to the Board or such director. Examples of inappropriate communications include advertisements, solicitations or hostile communications. Communications determined by our General Counsel to be appropriate for presentation to the Board or such director will be submitted to the Board Chairman, the Board or such director on a periodic basis.

Code of Conduct and Ethics

We have adopted a code of ethics that applies to all of our employees, officers and directors, including those officers responsible for financial reporting. The code of conduct and ethics is available on our website at www.limbachinc.com under “Investor Relations — Corporate Governance — Code of Conduct and Ethics.”

Employee, Officer and Director Hedging

As part of our insider trading policy, we have certain anti-hedging prohibitions for our officers and directors which prohibits these individuals from engaging in transactions (including, without limitation, prepaid variable forward contracts, equity swaps, collars, units of exchange funds, and other derivatives) that are designed to hedge or offset, or that may reasonably be expected to have the effect of hedging or offsetting, a decrease in the market value of our securities.

Director Compensation

We have adopted a compensation program for non-employee directors. The non-employee director compensation program is intended to fairly compensate each of our non-employee directors with cash and equity compensation for the time and effort necessary to serve as a member of our Board.

Cash compensation. The compensation policy for board service remained the same in 2022. Our non-employee directors received annual cash compensation of $60,000 in 2022 for their services on the Board. In addition, the Chair of the Board received additional cash compensation of $50,000; the Chair of the Audit Committee received additional cash compensation of $40,000, the Chair of the Finance and Capital Markets Committee received additional cash compensation of $40,000 and the Chair of the Nominating and Corporate Governance Committee and Chair of the Compensation Committee each received additional cash compensation of

$20,000. All payments are made in arrears. If requested, all director expenses incurred in attending the Board of Directors or committee meetings are reimbursed by the Company. Mr. Bacon, the Company’s former President and Chief Executive Officer, did not receive compensation for serving as a member of the Board of Directors in 2022.

Equity compensation. Our non-employee directors are eligible to receive equity-based awards as compensation for their services as directors. Historically, our non-employee directors were typically granted 3,200 restricted stock units (“RSUs”) on January 1 each year (pro-rated for partial year service). These RSUs are subject to service-based vesting conditions and vest in equal annual installments on each of the first three successive anniversaries of the grant date. New non-employee director’s RSUs awards are prorated based on the date the director is either elected or appointed to the board. In lieu of a grant of a fixed number of shares of RSUs, beginning in January 2022, each of our nonemployee directors received equity-based awards as compensation for their services as directors in the form of RSU grants based on a value of $75,000 worth of our common stock. These RSUs are subject to service-based vesting that vest on a one-year cliff from the date of grant.

The table below provides summary information concerning compensation paid or accrued by us to or on behalf of our non-executive directors for services rendered for the fiscal year ended December 31, 2022. Mr. Bacon did not receive compensation in respect of his service on our Board in 2022 and Mr. McCann did not serve on our Board in 2022. The compensation they received in 2022 in their respective capacities as executive officers of the Company is reported in the Summary Compensation Table below.

Name	Fees Earned or Paid in Cash ($)	Stock Awards (1) ($)	All Other Compensation ($)	Total ($)
Gordon G. Pratt	110,000	75,000	—	185,000
Laurel J. Krzeminski	100,000	75,000	—	175,000
Joshua S. Horowitz	100,000	75,000	—	175,000
Norbert W. Young	80,000	75,000	—	155,000
Michael F. McNally	80,000	75,000	—	155,000
Linda G. Alvarado	60,000	75,000	—	135,000

(1)    As required by Securities and Exchange Commission (“SEC”) rules, amounts shown present the aggregate grant date fair value of RSU awards granted to our non-employee directors during 2022, calculated in accordance with FASB ASC Topic 718. The grant date fair value was based on the closing price of our common stock, as reported on Nasdaq, on the date of grant, which was $9.00 per share of common stock on January 1, 2022.

(2)    As of December 31, 2022, our non-executive directors held unvested RSUs as follows: Mr. Pratt: 12,077; Ms. Krzeminski: 12,077; Mr. Horowitz 12,077; Mr. Young: 12,077; Mr. McNally: 12,077 and Ms. Alvarado: 11,010.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table shows the compensation earned or received during the years indicated by each of our named executive officers (“NEOs”) (as determined pursuant to the SEC’s disclosure requirements for executive compensation in Item 402 of Regulation S-K).

Name and Principal Position	Year	Salary	Bonus ($)	Stock Awards(1) ($)	Option Awards ($)	Non-equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total
Charles A. Bacon, III(4)	2022	$650,000	$—	$598,461	$—	$682,081	$42,368	$1,972,910
Former President and Chief Executive Officer	2021	$618,000	$—	$431,550	$—	$398,904	$48,926	$1,497,380

Michael M. McCann(4)	2022	$417,500	$—	$384,394	$—	$306,674	$36,280	$1,144,848
President and Chief Executive Officer	2021	$387,500	$—	$431,550	$—	$175,085	$37,881	$1,032,016

Jayme L. Brooks	2022	$394,500	$—	$254,250	$—	$248,382	$34,332	$931,464
Executive Vice President and Chief Financial Officer	2021	$382,500	$—	$369,900	$—	$148,137	$39,887	$940,424

(1) Amounts set forth in this column represent the aggregate grant date fair value of equity awards granted to each named executive officer during 2022, in accordance with Accounting Standards Codification Topic No. 718. The assumptions used in calculating the aggregate grant date fair value of the equity awards reported in this column are set forth in Note 17 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2022.

(2) Amounts set forth in this column reflect the annual cash-based incentive bonuses earned by and paid to our NEOs based on actual performance against key business goals. For 2022 and 2021, the non-equity incentive plan compensation was rewarded for the achievement of certain Company-wide Adjusted EBITDA targets.

(3)    Amounts reflect a $1,000 per month automobile allowance paid to Mr. McCann and Ms. Brooks in both 2022 and 2021. In addition, other compensation includes employer match of 401(k) contributions for Mr. Bacon of $42,368 and $48,926, Mr. McCann of $24,280 and $27,887 and Ms. Brooks of $22,332 and $25,881 for 2022 and 2021, respectively.

(4)    On January 17, 2023, the Company announced its planned transition succession, pursuant to which Mr. Bacon stepped down as President and Chief Executive Officer on March 28, 2023, and Mr. McCann, the Company’s former Executive Vice President and Chief Operating Officer, was appointed President and Chief Executive Officer. All compensation earned by Mr. McCann during 2022 was solely in his capacity as Executive Vice President and Chief Operating Officer.

Narrative Disclosure to Summary Compensation Table

Compensation Determinations

This section explains the compensation provided to our named executive officers in 2022. Our Compensation Committee is charged with recommending executive compensation packages to our Board. As part of this process, the Compensation Committee, or in the case of the CEO, the members of the Board other than the CEO, evaluate the performance of our executive officers each year. The Compensation Committee has retained CAP to serve as its independent executive compensation consultant. CAP regularly attends committee meetings and assists and advises the Committee in connection with its review of executive compensation policies and practices, including Board of Director compensation and fees. In particular, CAP provides market data, trends and analysis regarding our executive compensation in comparison to its peers to assist the Committee in its decision-making process. The Committee reviews and confirms the independence of CAP on an annual basis. CAP also performs services related to education of our employees in connection with our Employee Stock Purchase Plan.

Base Salary

The Compensation Committee is responsible for recommending the base salaries for each of the NEOs, consistent with the employment arrangements referenced below. Annual base salaries are paid in cash and the amounts are reviewed annually by the Compensation Committee whereupon recommendations of increases were made after such evaluations.

Cash Incentive Arrangements

In 2022, our NEOs were provided cash bonuses. The bonus for Fiscal 2022 was designed to focus our named executive officers on driving future growth and profitability. Specifically, this program was designed to reward our named executive officers if the Company were to fall within a certain range of pre-determined Adjusted EBITDA amounts, subject to the Company’s standard clawback provisions. Target annual incentive opportunities are expressed as a percentage of base salary, and were established based on the NEO’s level of responsibility and his or her ability to impact overall results. The Compensation Committee also considers market data in setting target award amounts. Target award bonus percentages for Fiscal 2022 for Messrs. Bacon and McCann and Ms. Brooks were 100%, 70%, and 60%, respectively. The Company’s cash incentive arrangement with its NEOs could result in cash incentive payments in excess of target award amounts, which is capped at 180% of his or her target award bonus percentages.

The calculation to determine the Company’s cash inventive payout for its NEOs in Fiscal 2022 was as follows:

(1) Target award bonus percentages for Fiscal 2022 for Messrs. Bacon and McCann and Ms. Brooks were 100%, 70%, and 60%, respectively.

(2) The Adjusted EBITDA Award percentage was calculated based on pre-determined tiered Adjusted EBITDA amounts at certain payout percentage incentive targets. For Fiscal 2022, the NEOs payout percentage of target was 0% if the Company’s Adjusted EBITDA was less than $21.7 million, or 25% - 180% if the Company’s Adjusted EBITDA fell between $21.7 million and $43.4 million (calculated by linear interpolation). The Company’s Fiscal 2022 Adjusted EBITDA was $31.8 million, which resulted in a award percentage of 104.94%.

(3) Refer to the Summary Compensation Table for detail on the Company’s NEOs base salary for Fiscal 2022.

Restricted Stock Unit Grants Under the Limbach Holdings, Inc. Omnibus Incentive Plan

The Company maintains the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (the “Omnibus Plan”), pursuant to which the Company may grant equity awards. The principal purposes of the Omnibus Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. As noted in the Outstanding Equity Awards at 2022 Year-End table below, in 2022, the Company made grants of service-based and performance-based RSUs to its named executive officers.

In discharging its responsibility for administering the Company’s stock-based compensation programs, the Compensation Committee regularly monitors and evaluates the total cost of such programs, based on information provided annually by, and in consultation with CAP, the Company’s independent compensation consultant. This information includes share utilization and annual grant levels. The Compensation Committee determines the appropriate award to each NEO by assessing equity incentive awards made to officers of comparable companies.

Long-term incentive awards are designed to keep senior executives focused on the execution of longer-term financial and strategic growth goals that drive stockholder value creation, as well as support the Company’s leadership retention strategy. In furtherance of these goals, the Compensation Committee determined that equity-based compensation for Fiscal 2022 should be comprised of a mix of performance-based RSUs and service-based RSUs. At the beginning of Fiscal 2022, Messrs. Bacon and McCann and Ms. Brooks were granted certain target long-term incentive awards in the form of service-based and performance-based RSUs. The target long-term incentive awards were granted at 100% of their then current base salary for Messrs. Bacon and McCann and 70% for Ms. Brooks, of which two-thirds were comprised of performance-based RSUs and one-third service-based RSUs. The service-based RSUs will vest in annual increments of 33.33% over three years on each anniversary of the date of grant.

Employment Arrangements with Our Named Executive Officers

We have entered into a written employment agreement with Mr. Bacon setting forth the terms and conditions of his employment, which was modified by his Employment Transition Agreement as described below. In addition, Ms. Brooks has executed an offer letter and Mr. McCann has executed an offer and a promotion letter, which all set forth the terms of their respective employment. For a discussion of the severance pay and other benefits to be provided in connection with a termination of employment and/or a change in control under the arrangements with our named executive officers, please see “Potential Payments Upon Termination or Change in Control” below.

Employment Agreement with Charles A. Bacon, III as Modified by the Employment Transition Agreement

We had an employment agreement, dated March 23, 2016, with Mr. Bacon that provided that his annual base salary may be increased annually by the Board. Mr. Bacon was entitled, upon achieving certain performance goals to be determined by the Board, to an annual bonus in an amount determined by the Board not to exceed 100% of Mr. Bacon’s base salary. Mr. Bacon was additionally entitled to certain severance benefits pursuant to this employment agreement, the terms of which are described under the heading “Potential Payments Upon Termination or Change in Control.” In connection with the announced transition succession, on January 17, 2023, Limbach Facility Services LLC and the Company entered into an employment transition agreement with Mr. Bacon (the “Employment Transition Agreement”), pursuant to which Mr. Bacon continued in his role as Chief Executive Officer and President of the Company until March 28, 2023 and commencing on March 29, 2023 he began service as a special advisor to the Company. Mr. Bacon will continue to serve as a special advisor until the earliest to occur of (i) April 30, 2023, (ii) his death or disability, (iii) the date of Mr. Bacon’s termination of services for “good reason” (as defined in the Employment Transition Agreement), (iv) the date of Mr. Bacon’s termination of services for “cause” (as defined in the Employment Transition Agreement) or (v) the date the Company terminates Mr. Bacon’s services for any reason (in each case the “Termination Date”). After the Termination Date, Mr. Bacon will continue to serve as a member of the Company’s Board until the Company's 2023 Annual Meeting, at which time he will retire from the Board. For his service on the Company’s Board of Directors in May and June, Mr. Bacon will be compensated at a rate of $5,000 per month and receive an equivalent of 575.5 shares of common stock time-based RSU award per month of Board service, all of which will vest on the date of the 2023 Annual Meeting.

Offer Letter for Jayme L. Brooks

Pursuant to the terms of an offer letter dated September 29, 2019, Ms. Brooks entered into employment as Executive Vice President and Chief Financial Officer as of October 1, 2019. Under the terms of the offer letter, Ms. Brooks received an initial annual base salary of $365,000 and new hire equity awards. Of these awards, 42,215 shares of Common Stock vested on October 1, 2020. The remaining 6,000 service-based RSUs vested in equal annual installments on December 31, 2020, 2021 and 2022. The 6,000 performance-based RSUs awarded upon her hire date were subsequently modified to align with the performance measurement with the performance-based RSUs granted to executives in 2020, which was the achievement of cumulative adjusted EBITDA of the Company of at least $62,000,000 for fiscal years 2020, 2021 and 2022, and vesting date. Ms. Brooks also receives a $1,000 per month automobile allowance, and reimbursement of reasonable out-of-pocket business expenses in accordance with the Company’s written policies with respect to such matters. Additionally, Ms. Brooks was entitled, upon achieving certain objectives set forth in a mutual agreed upon annual performance agreement, to an annual bonus for 2019 in an amount to be determined by the Board but not to exceed 50% of her base salary. Ms. Brooks is additionally entitled to certain severance benefits pursuant to her offer letter, the terms of which are described under the heading “Potential Payments Upon Termination or Change in Control.”

Offer and Promotion Letters of Michael M. McCann

Effective November 15, 2019, Mr. McCann was promoted to Chief Operating Officer at a base salary of $350,000 per year. Mr. McCann accepted a promotion letter with the Company on May 21, 2020. Under that promotion letter, Mr. McCann received an annual base salary of $375,000, which became effective March 11, 2020, a $1,000 per month automobile allowance, and reimbursement of reasonable out-of-pocket business expenses in accordance with the Company’s written policies with respect to such matters. Mr. McCann is also eligible to receive an annual bonus based upon his performance and the Company’s operating results during each year, of up to 70% of his then current base salary and based upon achievement of objectives to be mutually agreed upon. On January 17, 2023, Mr. McCann accepted a promotion letter with the Company in which he was promoted to President and Chief Executive Officer, which became effective on March 29, 2023. Amongst the changes accepted from his former promotion letter, Mr. McCann will receive an annual base salary of $600,000 and is now eligible to receive an annual bonus based upon his performance and the Company’s operating results during each year, of up to 100% of his then current base salary and based upon achievement of objectives to be mutually agreed upon. The achievement of goals and milestones will be determined in the sole discretion of the Board or a Compensation Committee of the Board. Mr. McCann is also entitled to receive a $1,000 per month automobile allowance, and reimbursement of reasonable out-of-pocket business expenses in accordance with the Company’s written policies with respect to such matters under his second promotion letter. Mr. McCann is additionally entitled to certain severance benefits pursuant to his second promotion letter dated January 17, 2023, the terms of which are described under the heading “Potential Payments Upon Termination or Change in Control.”

Outstanding Equity Awards at 2022 Year-End

The following table provides information regarding outstanding stock options and unvested stock awards held by each of our named executive officers as of December 31, 2022.

	Stock Awards
Name	Number of Shares or Units of Stock that have not vested (#)	Market Value of Shares or Units of Stock that have not vested(1) ($)	Equity Incentive Plan Awards number of unearned shares, units or other rights that have not vested (#)	Equity Incentive Plan Awards market or payout value of unearned shares, units or other rights that have not vested(1) ($)
Charles A. Bacon, III(2)	39,253	408,624	46,058	479,459
Jayme L. Brooks(3)	20,894	217,507	28,894	300,781
Michael M. McCann(4)	30,081	313,143	36,886	383,983

(1) These amounts are based on the market value of the Company’s Common Stock on December 30, 2022, which was $10.41 per share. In accordance with applicable SEC rules, the 2022 RSUs that vest based on the achievement of financial performance-based conditions (as noted below) are reported at the threshold level of performance in the table (representing 50% of the target level of performance shown for each individual award in footnotes 2, 3 and 4 below).

(2) The shares reported above for Mr. Bacon are scheduled to vest as follows: (i) 17,500 of the RSUs granted on January 1, 2020 are subject to service-based vesting conditions which were satisfied with respect to 5,833 shares on January 1, 2021 and 5,833 shares on January 1, 2022 and the remaining 5,834 RSUs are scheduled to vest January 1, 2023, subject to continued employment through each vesting date; (ii) 11,667 of the RSUs granted on January 1, 2021 are subject to service-based vesting conditions which were satisfied with respect to 3,889 shares on January 1, 2022 and the remaining 7,778 RSUs are scheduled to vest in two equal installments of 3,889 shares on each of January 1, 2023 and January 1, 2024, subject to continued employment through each vesting date; (iii) 25,641 of the RSUs granted on January 1, 2022 are subject to service-based vesting conditions and are scheduled to vest in three equal installments of 8,547 shares on each of January 1, 2023, January 1, 2024 and January 1, 2025, subject to continued employment through each vesting date; (iv) 17,500 (counted at target) of the RSUs granted January 1, 2020 are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2022; (v) 23,333 (counted at target) of the RSUs granted January 1, 2021 are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2023; and (vi) 51,282 (counted at target) of the RSUs granted January 1, 2022 are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2024. Any unvested time-based RSUs held by Mr. Bacon at the time of his retirement from the Board at the Annual Meeting will terminate. In addition, in accordance with his Employment Transition Letter, a pro-rata portion of any performance-based RSUs held by Mr. Bacon that are outstanding at the time of his retirement will remain eligible to vest based on actual performance through the entire performance period, on an “as if, and when”, earned basis.

(3) The shares reported above for Ms. Brooks are scheduled to vest as follows: (i) 10,000 of the RSUs granted on January 1, 2020 are subject to service-based vesting conditions which were satisfied in respect to 3,333 shares on January 1, 2021 and 3,333 shares on January 1, 2022 and the remaining 3,334 RSUs are scheduled to vest on January 1, 2023, subject to continued employment through each vesting date; (iii) 10,000 of the RSUs granted on January 1, 2021 are subject to service-based vesting conditions which were satisfied with respect to 3,333 shares on January 1, 2022 and the remaining RSUs are scheduled to vest in installments of 3,333 shares on January 1, 2023 and 3,334 shares on January 1, 2024, subject to continued employment through each vesting date; (iii) 10,893 of the RSUs granted on January 1, 2022 are subject to service-based vesting conditions and are scheduled to vest in three equal installments of 3,631 shares on each of January 1, 2023, January 1, 2024 and January 1, 2025, subject to continued employment through each vesting date; (iv) 6,000 (counted at target) of the RSUs modified on December 18, 2020 are subject to financial performance-based conditions based on a three-year period ending December 31, 2022; (v) 10,000 performance-based RSUs (counted at target) were granted on January 1, 2020 based on a three-year period ending December 31, 2022; (vi) 20,000 performance-based RSUs (counted at target) were granted on January 1, 2021 based on a three-year period ending December 31, 2023; and (vii) 21,787 (counted at target) of the RSUs granted January 1, 2022 are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2024.

(4) The shares reported above for Mr. McCann are scheduled to vest as follows: (i) 10,000 of the RSUs granted on January 1, 2020 are subject to service-based vesting conditions which were satisfied with respect to 3,333 shares on each January 1, 2021 and January 1, 2022 and the remaining 3,334 RSUs are scheduled to vest on January 1, 2023, subject to continued employment through each vesting date; (ii) 7,500 of the RSUs granted on May 11, 2020 are subject to service-based vesting conditions which were satisfied with respect to 2,500 shares on January 1, 2021 and January 1, 2022 and the remaining 2,500 RSUs are scheduled to vest on January 1, 2023, subject to continued employment through each vesting date; (iii) 11,667 of the RSUs granted on January 1, 2021 are subject to service-based vesting conditions which were satisfied with respect to 3,889 shares on January 1, 2022 the remaining 7,778 RSUs are scheduled to vest in equal installments of 3,889 shares on each of January 1, 2023 and January 1, 2024, subject to continued employment through each vesting date; (v) 16,469 of the RSUs granted on January 1, 2022 are subject to service-based vesting conditions and are scheduled to vest in installments of 5,489 shares on January 1, 2023, 5,490 shares on January 1, 2024 and 5,490 shares on January 1, 2025, subject to continued employment through each vesting date (vi) 10,000 (counted at target) of the RSUs granted January 1, 2020 are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2022; (vii) 7,500 (counted at target) of the RSUs granted May 11, 2020 are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2022; (viii) 23,333 (counted at target) of the RSUs granted January 1, 2021 are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2023; and 32,939 (counted at target) of the RSUs granted January 1, 2022 are subject to financial performance-based vesting conditions based on a three-year period ending December 31, 2024.

Potential Payments Upon Termination or Change in Control

Regardless of the manner in which a named executive officer’s service terminates, each of our named executive officers is entitled to receive amounts earned during his or her term of service, including salary and unused vacation pay. In addition, each of our named executive officers is eligible to receive certain benefits pursuant to the Omnibus Plan or his or her agreement with us described above under the heading “Employment Arrangements with Our Named Executive Officers,” as summarized below.

Charles A. Bacon, III

Upon (x) the termination of Mr. Bacon’s employment (i) at April 30, 2023 and subject to Mr. Bacon’s continued employment through April 30, 2023 in accordance with the Employment Transition Agreement, (ii) due to Mr. Bacon’s death or disability, (iii) by the Company without cause or (iv) by Mr. Bacon for good reason; (y) Mr. Bacon’s execution of a release within 21 calendar days following the Termination Date, and the non-revocation of such release during the seven-day period following execution of such release (the “Release Conditions”); and (z) Mr. Bacon’s compliance in all material respects with his employment agreement and the Employment Transition Agreement, Mr. Bacon will be entitled to the following rights and employment termination benefits:

•A pro-rata portion of any performance-based RSUs that are held by Mr. Bacon and are outstanding shall remain eligible to vest based on actual performance through the performance period, on an “as if, and when,” earned basis;
•An annual base salary continuation of $689,0000, payable in accordance with the Company’s normal payroll practice for a one-year period beginning on the first payroll after the date the Release Conditions are met;
•No later than March 15, 2024, the Company will pay to Mr. Bacon a pro-rata bonus related to his 2023 short-term incentive plan, based on the Company’s actual performance and pro-rated for the period of time from and including January 1, 2023 through and including the Termination Date;
•Continuation of certain health plans for a period of 12 months following the Termination Date, and eligibility for COBRA thereafter;
•The Company’s agreement to cooperate and seek continuation of certain other benefits for Mr. Bacon as more fully set forth in the Employment Transition Agreement; and
•If, prior to the Termination Date, a change in control occurs, then such change in control will have the same effect as it would be treated under Mr. Bacon’s employment agreement in effect prior to Mr. Bacon’s termination date.

In addition, Mr. Bacon will be entitled to receive certain accrued benefits payable after the Termination Date, less applicable tax withholding. Mr. Bacon also will receive continued director and officer insurance coverage and indemnification as was originally provided for in his employment agreement. The Employment Transition Agreement also provides for customary covenants, including a non-disparagement clause. The Employment Transition Agreement modifies certain aspects of Mr. Bacon’s employment agreement as more fully set forth in the Employment Transition Agreement. Mr. Bacon also was reimbursed for his documented fees and expenses of his counsel actually incurred in connection with the review and negotiation of the Employment Transition Agreement up to a cap of $15,000.

Jayme L. Brooks

If Ms. Brooks’ employment is terminated for reasons other than her resignation, death, disability or good cause, before or after a change in control, or she resigns for good reason as of, or within twelve months following, a change in control, she would be entitled to receive (i) all previously earned and accrued but unpaid base salary up to the date of termination, (ii) a prorated portion of any annual incentive plan payment earned during that year, (iii) severance payments equal to continued payment of her base salary and all health benefits for twelve months and (iv) acceleration of any unvested awards outstanding on the date of the change in control.

Michael M. McCann

If Mr. McCann’s employment is terminated for reasons other than his resignation, death, disability or good cause, before or after a change in control, or he resigns for good reason as of, within twelve months following a change in control, he would be entitled to receive (i) all previously earned and accrued but unpaid base salary up to the date of termination, (ii) a prorated portion of any annual incentive plan payment earned during that year, (iii) severance payments equal to continued payment of his base salary and all health benefits for twelve months and (iv) acceleration of any unvested awards outstanding on the date of the change in control.

Equity Awards

Assuming the RSUs are assumed or substituted in connection with a Change in Control (as defined in the Omnibus Plan), then all RSUs shall be treated as being fully vested if the named executive officer is terminated without cause or for good reason following such Change in Control (for performance-based RSUs, vesting shall be based on actual performance). If the RSUs are not properly assumed or substituted in connection with a Change in Control, then all RSUs shall be treated as being fully vested (for performance-based RSUs, vesting shall be based on actual performance), upon the effective date of the Change in Control.

Pay vs. Performance

In accordance with rules adopted by the SEC pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), we provide the following disclosure regarding executive Compensation Actually Paid and certain performance measures required for Smaller Reporting Companies. The following table provides the information required for our NEOs for each of the fiscal years ended December 31, 2022 and December 31, 2021, along with the financial information required for each fiscal year:

Year	Summary Compensation Table Total for CEO(1)	Compensation Actually Paid to CEO(2)	Average Summary Compensation Table Total for Non-CEO NEOs(3)	Average Compensation Actually Paid to Non-CEO NEOs(4)	Value of Initial Fixed $100 Investment Based On Total Shareholder Return(5)	GAAP Net Income (thousands)	Non-GAAP Adjusted EBITDA (thousands)
2022	$1,972,910	$2,251,984	$1,038,156	$1,218,326	$115.67	$6,799	$31,765
2021	$1,497,380	$916,923	$986,220	$762,489	$72.99	$6,714	$23,276

(1) The dollar amounts reported are the amounts of total compensation reported for our former President and Chief Executive Officer, Charles A. Bacon III, in the Summary Compensation Table for fiscal years 2022 and 2021. Mr. Bacon served as President and Chief Executive Officer for each of the years presented.

(2)    The dollar amounts reported represent the amount of “compensation actually paid”, as computed in accordance with SEC rules. The dollar amounts reported are the amounts of total compensation reported for Mr. Bacon during the applicable year, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) the value of equity awards issued and vested during the reported fiscal year. See Table below for further information.

(3) The dollar amounts reported are the average of the total compensation reported for our NEOs, other than Mr. Bacon, namely our Executive Vice President and Chief Financial Officer, Jayme L. Brooks, and our former Executive Vice President and Chief Operating Officer and now current President and Chief Executive Officer (effective March 29, 2023), Michael M. McCann, in the Summary Compensation Table for fiscal years 2022 and 2021.

(4)    The dollar amounts reported represent the average amount of “compensation actually paid”, as computed in accordance with SEC rules, for our NEOs, other than Mr. Bacon. The dollar amounts reported are the average of the total compensation reported for our NEOs, other than Mr. Bacon in the Summary Compensation Table for fiscal years 2022 and 2021, but also include (i) the year-end value of equity awards granted during the reported year, (ii) the change in the value of equity awards that were unvested at the end of the prior year, measured through the date the awards vested, or through the end of the reported fiscal year, and (iii) value of equity awards issued and vested during the reported fiscal year.

(5)    Reflects the cumulative shareholder return over the relevant fiscal year, computed in accordance with SEC rules, assuming an investment of $100 in our common shares at a price per share equal to the closing price of our common stock on the last trading day before the commencement of the applicable fiscal year and the measurement end point of the closing price of our common stock on the last trading day in the applicable fiscal year. For 2022, the closing price of our common stock on December 31, 2021 was $9.00 and the closing price of our common stock on December 30, 2022 was $10.41. For 2021, the closing price of our common stock on December 31, 2020 was $12.33 and the closing price of our common stock on December 31, 2021 was $9.00.

To calculate the amounts in the “Compensation Actually Paid to CEO” column in the table above, the following amounts were deducted from and added to (as applicable) our CEO’s “Total” compensation as reported in the Summary Compensation Table for Fiscal years 2022 and 2021:

Year	Summary Compensation Table Total for CEO	Reported Value of Equity Awards for CEO(1)	Fair Value as of Year End for Awards Granted During the Year(2)	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Increase or Decrease from Prior Year end for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to CEO
2022	$1,972,910	$(598,461)	$800,768	$76,767	$—	$—	$2,251,984
2021	$1,497,380	$(431,550)	$315,000	$(463,907)	$—	$—	$916,923

(1) Represents the grant date fair value of the equity awards to our CEO, as reported in the Summary Compensation Table.

(2)    Represents the average of the year-over-year change in the fair value of equity awards to our CEO. No awards vested in the year they were granted.

To calculate the amounts in the “Compensation Actually Paid to Non-CEO NEOs” column in the table above, the following amounts were deducted from and added to (as applicable) the average “Total” compensation of our Non-CEO NEOs as reported in the Summary Compensation Table:

Year	Summary Compensation Table Total for Non-CEO NEOs	Reported Value of Equity Awards for Non-CEO NEOs(1)	Fair Value as of Year End for Awards Granted During the Year(2)	Fair Value Year over Year Increase or Decrease in Unvested Awards Granted in Prior Years	Fair Value Increase or Decrease from Prior Year end for Awards Granted and Vested During the Year	Fair Value Increase or Decrease from Prior Year end for Awards that Vested during the Year	Compensation Actually Paid to Non-CEO NEOs
2022	$1,038,156	$(319,322)	$427,268	$70,814	$—	$1,410	$1,218,326
2021	$986,220	$(400,725)	$292,500	$(109,411)	$—	$(6,095)	$762,489

(1) Represents the average of the grant date fair value of the equity awards to our Non-CEO NEOs, as reported in the Summary Compensation Table for each applicable year.

(2)    Represents the average of the year-over-year change in the fair value of equity awards to our Non-CEO NEOs.

Relationship between Pay and Performance

The below graphs showing the relationship of “compensation actually paid” to our CEO and other named executive officers (on average) for fiscal years 2021 and 2022 to the Company’s adjusted EBITDA. We believe that Adjusted EBITDA is meaningful to our investors to enhance their understanding of our financial performance for the current period and our ability to generate cash flows from operations that are available for taxes, capital expenditures and debt service. We define Adjusted EBITDA as net income plus depreciation and amortization expense, interest expense, and taxes, as further adjusted to eliminate the impact of, when applicable, other non-cash items or expenses that are unusual or non-recurring that we believe do not reflect our core operating results. “Compensation actually paid,” as required under SEC rules, reflects adjusted values for unvested and vested equity awards during the years shown in the table based on year-end stock prices and various accounting valuation assumptions, but may not necessarily reflect actual amounts paid out for those awards.

SECURITY OWNERSHIP OF
CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information known to the Company regarding beneficial ownership of shares of the Company’s common stock as of April 25, 2023, by:

•each person who is known to us to be the beneficial owner of more than 5% of the outstanding shares of the Company’s common stock;
•each named executive officer and each director and nominee; and
•all of the Company’s executive officers and directors and nominees as a group.

The amounts and percentages of shares beneficially owned are reported on the basis of regulations of the SEC governing the determination of beneficial ownership of securities. Under SEC rules, a person is deemed to be a “beneficial owner” of a security if that person has or shares voting power or investment power, which includes the power to dispose of or to direct the disposition of such security. A person is also deemed to be a beneficial owner of any securities for which that person has a right to acquire beneficial ownership within 60 days. Securities that can be so acquired are deemed to be outstanding for purposes of computing such person’s ownership percentage, but not for purposes of computing any other person’s percentage. Under these rules, more than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which such person has no economic interest.

Beneficial ownership of the Company’s common stock is based on [10,553,303] shares of the Company’s common stock issued and outstanding as of April 25, 2023.

Except as otherwise indicated in the footnotes, each of the beneficial owners listed has, to our knowledge, sole voting and investment power with respect to the indicated shares of common stock. Addresses for the beneficial owners are set forth in the footnotes to the table.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock			Percent of Outstanding Common Stock
Named Executive Officers, Directors and Nominees:
Linda G. Alvarado	[	18,416	]	*
Charles A. Bacon, III(2)	[	539,472	]	[5.1	%]
Jayme L. Brooks(3)	[	75,524	]	*
Joshua S. Horowitz(4)	[	289,614	]	[2.7	%]
Laurel J. Krzeminski	[	25,609	]	*
Michael M. McCann	[	97,453	]	*
Michael F. McNally	[	56,509	]	*
Gordon G. Pratt(5)	[	430,846	]	[4.1	%]
Norbert W. Young(6)	[	39,017	]	*
All executive officers, directors and nominees as a group (11 individuals)(7)	[	1,636,060	]	[15.5	%]
Other Beneficial Owners of 5% or more of the Outstanding Shares of Common Stock
Royce & Associates, LP(8)	[	1,014,356	]	[9.6	%]
Polar Asset Management Partners Inc.(9)	[	902,662	]	[8.6	%]
TALANTA Investment Group, LLC(10)	[	595,808	]	[5.6	%]

*    Less than 1%

(1) Unless otherwise indicated, the business address of each individual is 797 Commonwealth Drive, Warrendale, Pennsylvania 15086.

(2) Represents (i) [473,334] shares of common stock, and (ii) [66,138] warrants, each exercisable for one share of common stock at an exercise price of $12.50 per share.

(3)    Represents (i) [73,354] shares of common stock held individually by Ms. Brooks and (ii) [2,170] shares of common stock held by the Brooks Family Trust. Ms. Brooks is a co-trustee of the Brooks Family Trust.

(4) Consists of (i) [32,942] shares held individually by Mr. Horowitz and (ii) [256,672] shares owned by Palm Global Small Cap Master Fund LP. Due to his position as managing director of Palm Management, which is the investment manager of Palm Global Small Cap Master Fund LP. Mr. Horowitz may be deemed to have shared voting and dispositive power over such [256,672] shares. Mr. Horowitz disclaims beneficial ownership of such shares.

(5) Represents (i) [33,809] shares of common stock held individually by Mr. Pratt, (ii) [198,280] shares of common stock held by Fund Management Group LLC, of which Mr. Pratt is the managing member and controlling equity holder, (iii) [98,757] shares of common stock held by FEA Pratt Family Holdings LLC, of which Mr. Pratt is the sole manager and controlling equity holder, and (iv) [100,000] warrants, each exercisable for one share of common stock at an exercise price of $15.00 per share.

(6) Represents [35,709] shares held individually by Mr. Young and (ii) [3,308] warrants, each exercisable for one share of common stock at an exercise price of $12.50 per share.

(7) Represents (i) [1,466,303] shares held directly by our executive officers, directors and nominees, (ii) [100,000] warrants, each exercisable for one share of common stock at an exercise price of $15.00 per share, and (iii) [69,757] warrants, each exercisable for one share of common stock at an exercise price of $12.50 per share.

(8) According to the Schedule 13G filed with the SEC on January 1, 2023, Royce & Associates, LP , holds sole voting power with respect to 1,014,356 shares of the Company’s common stock and dispositive power with respect to 1,014,356 shares of the Company’s common stock. The address of the Reporting Person is 745 Fifth Avenue, New York, New York 10151.

(9) According to the Schedule 13G/A filed with the SEC on February 10, 2023, Polar Asset Management Partners Inc. (“Polar Asset Management”), holds sole voting power with respect to 902,662 shares of the Company’s common stock and dispositive power with respect to 902,662 shares of the Company’s common stock. Polar Asset Management serves as the investment advisor to Polar Multi-Strategy Master Fund, a Cayman Islands exempted company (“PMSMF”) and certain managed accounts (together with PMSMF, the “Polar Vehicles”) with respect to the reported shares directly held by the Polar Vehicles. The address of the Reporting Person is 16 York Street, Suite 2900, Toronto, ON M5J 0E6, Canada.

(10) According to the Schedule 13D filed with the SEC on March 13, 2020, (i) TALANTA Investment Group, LLC, (ii) TALANTA Fund, L.P. and (iii) Justyn R. Putnam (collectively, the “Reporting Persons”), had shared voting and dispositive power with respect to 595,808 shares of the Company’s common stock, including 262,737 warrants, each exercisable for one-half of one share of common stock at an exercise price of $11.50 per whole share. TALANTA Investment Group, LLC, as general partner of TALANTA Fund, L.P., and Mr. Putnam, as managing member of TALANTA Investment Group, LLC, may be deemed to have indirect beneficial ownership of the shares of common stock beneficially owned by TALANTA Fund, L.P. The general partner and Mr. Putnam disclaim beneficial ownership of such shares for all other purposes. We have not attempted to independently verify any of the foregoing information, which is based solely upon the information contained in the Schedule 13D/A. Since such time of the Schedule 13D filed on March 13, 2020, 262,737 warrants expired by their terms on July 20, 2021 and are included in the Schedule 13D filing. The address of the Reporting Persons is 525 N. Tryon Street, 16th Floor, Charlotte, North Carolina 28202.

Delinquent Section 16(a) Reports

Section 16(a) of the Exchange Act requires our directors and executive officers, and persons who own more than ten percent of a registered class of our equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

To our knowledge, including our review of the copies of such reports furnished to us and written representations that no other reports were required during 2022, all Section 16(a) filing requirements were satisfied on a timely basis.

PROPOSAL 2

APPROVAL OF AN AMENDMENT TO THE LIMBACH HOLDINGS, INC.
AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

We maintain the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (the “Omnibus Plan”). On March 29, 2023, our Board of Directors approved Amendment No. 5 (“Amendment No. 5”), subject to stockholder approval, to increase the aggregate number of shares of common stock authorized for issuance under the Omnibus Plan by 450,000 additional shares of common stock and extend the plan term so that it will expire on June 22, 2033 and is submitting Amendment No. 5 to the stockholders for approval at the Annual Meeting.

The Board of Directors believes that stock-based incentive awards can play an important role in the success of the Company by encouraging and enabling the employees, officers, non-employee directors and consultants of the Company and its subsidiaries upon whose judgment, initiative and efforts the company largely depends for the successful conduct of its business to acquire a proprietary interest in the Company. The Board of Directors believes that providing such persons with a direct stake in the Company assures a closer identification of the interests of such individuals with those of the Company and its stockholders, thereby stimulating their efforts on the Company’s behalf and strengthening their desire to remain with the Company. Amendment No. 5 is designed to enhance the flexibility to grant equity awards to our officers, employees, non-employee directors and consultants at levels determined to be appropriate by the Board of Directors and the Compensation Committee to motivate, attract and retain the services of such individuals and align their financial interests with those of our stockholders. A copy of the Omnibus Plan, as proposed to be amended by Amendment No. 5 is attached as Appendix A to this proxy statement and is incorporated herein by reference.

Summary of the material features of the Omnibus Plan, as proposed to be amended by Amendment No. 5

Share Reserve Increase. The Omnibus Plan provides a range of incentive tools and sufficient flexibility to permit the Compensation Committee to implement it in ways that will make the most effective use of the shares of common stock that the Company’s stockholders authorize for incentive purposes. The Board determined that increasing the shares of common stock reserved for issuance under the Omnibus Plan is necessary for the Company to continue to offer a competitive equity incentive program, and thus, the Board approved Amendment No. 5, which increases by 450,000 the number of shares of common stock that may be issued pursuant to awards under the Omnibus Plan, subject to approval by our stockholders at the Annual Meeting. On April 25, 2023, the closing price of a share of our common stock reported on Nasdaq was [$XX.XX].

The following table summarizes information regarding awards outstanding and shares of our common stock remaining available for grant as of April 25, 2023:

Stock Options Outstanding	0 shares
Weighted Average Exercise Price of Stock Options Outstanding	n/a
Weighted Average Remaining Term of Stock Options Outstanding	n/a
Full Value Awards Outstanding (RSUs and performance-based RSUs)	[924,939 shares]
Shares Available for Grant under the Omnibus Plan	[322,789 shares]

Based solely on the closing price of common stock as reported by Nasdaq on April 25, 2023 and the maximum number of shares that would have been available for awards as of such date under the Omnibus Plan, the maximum aggregate market value of the common stock that could potentially be subject to new awards under the Omnibus Plan was [$X.X million].

Rationale for share increase

Amendment No. 5 is critical to our ongoing effort to build stockholder value. Equity awards are an important component of our executive and non-executive employee compensation programs. Our Board of Directors and Compensation Committee believe that we must continue to offer a competitive equity compensation program in order to attract, retain and motivate the talented and qualified employees necessary for our continued growth and success. Our Compensation Committee determined the size of the proposed increase under Amendment No. 5 based on projected equity awards to anticipated new hires, projected annual equity awards to existing employees and an assessment of the magnitude of the increase that our institutional investors would likely find acceptable.

We manage our long-term stockholder dilution by limiting the number of equity incentive awards granted annually. This includes an equity-based compensation design that emphasizes a mix of time-based RSUs and performance-based RSUs, versus more dilutive stock options. The Compensation Committee carefully monitors our annual net burn rate, total dilution and equity expense in determining the number of awards it grants. Our compensation philosophy reflects broad-based eligibility for equity incentive awards for high performing employees. By doing so, we link the interests of those employees with those of our stockholders and motivate our employees to act as owners of the business.

Burn rate. Burn rate, which is the rate at which companies use shares available for grant under their equity compensation plans, is an important factor for investors concerned about stockholder dilution. In setting and recommending to stockholders the number of additional shares to be authorized under the Omnibus Plan upon adoption of Amendment No. 5, the Compensation Committee and the Board of Directors considered the Company’s burn rates for all grants of equity awarded by the Board of Directors for the past three fiscal years ended December 31, 2022, 2021 and 2020. The following table sets forth information regarding historical awards granted for the fiscal years ended December 31, 2022, 2021 and 2020, and the corresponding burn rate. Our three-year average net burn rate is 1.77%.

Fiscal Year	Time-Based Full-Value Awards Granted	Performance-Based Full-Value Awards Earned	Total Full-Value Awards Granted or Earned(1)	Weighted Common Shares Outstanding	Burn Rate(2)
2022	184,941	—	184,941	10,425,119	1.77%
2021	127,407	—	127,407	10,013,117	1.27%
2020	178,633	—	178,633	7,865,089	2.27%
			3-Year Average Burn Rate		1.77%
(1)    Total full-value awards granted or earned is the sum of time-based awards granted during each fiscal year and performance-based full-value shares earned each fiscal year (regardless if the settlement of such earned shares was in the following year).

(2)    The burn rate is calculated as follows: total number of full-value awards divided by the weighted average common shares outstanding, and is based on the aggregate amount of time-based awards granted and performance-based awards earned in the applicable year.

As of December 31, 2022, there were no stock options outstanding under our equity compensation plan. In addition, as of December 31, 2022, there were 280,275 unvested full value awards with time-based vesting and 497,940 unvested full value awards with performance vesting outstanding under our equity compensation plans. Other than the foregoing, no awards under our equity compensation plans were outstanding as of December 31, 2022.

Summary of the Omnibus Plan

The following description of certain features of the Omnibus Plan is intended to be a summary only. The summary is qualified in its entirety by the full text of the Omnibus Plan, as proposed to be amended by Amendment No. 5, which is attached as Appendix A to this proxy statement and incorporated herein by reference.

The principal purposes of the Omnibus Plan are to encourage profitability and growth through short-term and long-term incentives that are consistent with the Company’s objectives; to give participants an incentive for excellence in individual performance; to promote teamwork among participants; and to give the Company a significant advantage in attracting and retaining key employees, directors, and consultants. The Omnibus Plan provides for the grant of incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), nonqualified stock options, stock appreciation rights, restricted shares, restricted stock units, performance-based awards (including performance-based restricted shares and performance units), and other stock or cash-based awards. When considering new grants of share-based or option-based awards, we intend to take into account previous grants of such awards.

Administration. The Omnibus Plan is administered by our Compensation Committee (referred to below as the plan administrator). The Compensation Committee Charter permits the Compensation Committee to delegate the day-to-day administration of the Omnibus Plan to one or more officers and employees of the Company or an affiliate thereof. The plan administrator has the power to determine the terms of the awards granted under the Omnibus Plan, including the exercise price, the number of shares subject to each award, and the exercisability of the awards. The plan administrator also has full power to determine the persons to whom and the time or times at which awards will be made and to make all other determinations and take all other actions advisable for the administration of the Omnibus Plan.

Extension of Plan Term. The Board also approved an extension of the term of the Omnibus Plan so that if the Omnibus Plan is approved by the stockholders, it will now expire on June 22, 2033, the tenth anniversary of the date that stockholders approve Amendment No. 5 to the Omnibus Plan.

No “Liberal” Share Recycling for Any Awards. The Omnibus Plan does not allow the recycling of shares tendered to cover the exercise price or withheld to cover taxes upon the exercise of stock options and stock appreciation rights or any shares tendered or withheld to cover taxes on restricted shares, restricted stock units, performance-based awards and other stock-based awards.

No Dividends or Dividend Equivalents Paid on Unvested Awards. To the extent that any award under the Omnibus Plan contains a right to receive dividends or dividend equivalents while such award remains unvested, such dividends or dividend equivalents will be accumulated and paid when, and to the extent that the underlying award vests.

No Repricing of Options or Stock Appreciation Rights. The Omnibus Plan prohibits the repricing of stock options and stock appreciation rights and cash buyouts of underwater options and stock appreciation rights without stockholder approval.

Eligible Participants. Certain employees, directors and consultants are eligible to be granted awards under the Omnibus Plan, other than incentive stock options, which may be granted only to employees. There are currently approximately 1,500 employees, six non-employee directors, and no consultants who would potentially be eligible to receive awards under the Omnibus Plan.

Shares Available for Awards; Award Limits. If stockholders approve the amendment to the Omnibus Plan, the number of shares available for future awards after such approval will be the sum of (i) 450,000, (ii) the number of shares available for the grant of future awards under the Omnibus Plan immediately before the Annual Meeting, and (iii) the number of shares subject to awards outstanding on the date of the Annual Meeting that are thereafter forfeited, terminated or cancelled. The number of shares issued or reserved pursuant to the Omnibus Plan will be adjusted by the plan administrator, as it deems appropriate and equitable, as a result of stock splits, stock dividends, and similar changes in our common stock. With respect to any one participant, no more than (i) 400,000 shares of our common stock will be granted in a fiscal year, (ii) $2,000,000 will be paid in cash with respect to a performance period of one year, and (iii) $500,000 will be paid in cash with respect to a performance period greater than one year. In addition, the maximum number of shares subject to awards granted during any fiscal year to any non-employee director, taken together with any cash fees paid to such non-employee director during the fiscal year, will not exceed $500,000 in total value (calculating the value of any such awards based on the grant date fair market value of such awards for financial reporting purposes).

Any shares of common stock subject to an award under the Omnibus Plan that are forfeited, cancelled, settled or otherwise terminated without a distribution of shares of common stock to a participant will thereafter be deemed to be available for awards. However, none of the following shares of common stock will be added back to the shares authorized for grant under the Omnibus Plan: (i) shares otherwise issuable or issued in respect of an award that are withheld to cover taxes or any applicable exercise price, (ii) shares subject to share-settled stock appreciation rights or options that are exercised, or (iii) shares tendered to exercise outstanding options or other awards or to cover applicable taxes on such awards.

Minimum Vesting Requirement. Except in the case of substitute awards, awards granted under the Omnibus Plan will be subject to a minimum vesting period of one year from the date of grant. Notwithstanding the foregoing, the plan administrator may provide that the vesting of an award will accelerate in the event of a participant’s death, disability, retirement or a change in control, and the plan administrator may grant awards covering 5% of the shares of common stock reserved for issuance under the Omnibus Plan without regard to the minimum vesting provision. The vesting of any unvested awards granted to non-employee directors will be deemed to satisfy the one-year minimum vesting provision if the awards vest on the earlier of the one-year anniversary of the date of grant and the next regular annual meeting of stockholders that is at least 50 weeks after the immediately preceding year’s annual meeting.

Stock Options. Under the Omnibus Plan, the plan administrator may grant participants incentive stock options, which qualify for special tax treatment in the United States, as well as non-qualified stock options. Stock options are a variable component of compensation designed to incentivize the participants to grow the Company and to increase the value of our shares. The plan administrator will establish the duration of each option at the time it is granted, with a maximum duration of 10 years (or in the case of a ten percent (10%) stockholder within the meaning of Section 422(b)(6) of the Internal Revenue Code, five years) from the date such option is granted, and may also establish vesting performance requirements that must be met prior to the exercise of options. Stock option grants must have an exercise price that is equal to or greater than the fair market value of our common stock on the date of grant. Stock option grants may include provisions that permit the option holder to exercise all or part of the holder’s vested options, or to satisfy withholding tax liabilities, by tendering shares of our common stock already owned by the option holder with a fair market value equal to the exercise price. Dividends may not be paid on awards of stock options under the Omnibus Plan.

Stock Appreciation Rights. The plan administrator may also grant stock appreciation rights, which will be exercisable upon the occurrence of certain contingent events. Stock appreciation rights are a variable component of compensation designed to retain key employees. Stock appreciation rights entitle the holder upon exercise to receive an amount in any combination of cash and shares of our common stock (as determined by the plan administrator) equal in value to the excess of the fair market value of the shares covered by the stock appreciation rights over the exercise price of the right.

Restricted Shares. The plan administrator may also grant restricted shares, which are awards of our shares of common stock that vest in accordance with the terms and conditions established by the plan administrator. The plan administrator will determine in the award agreement whether the participant will be entitled to vote the restricted shares or receive dividends on such shares (subject to the requirement that dividends cannot be paid on restricted shares until the shares vest). Restricted shares are a variable component of compensation also available to retain key employees when deemed appropriate.

Restricted Stock Units. RSUs represent the right to receive shares of our common stock at a specified date in the future, subject to forfeiture of such right. If the RSUs have not been forfeited, then on the date specified in the award agreement, we must deliver to the holder of the RSUs, unrestricted shares of our common stock, which will be freely transferable. RSUs are a variable component of compensation also designed to retain key employees when deemed appropriate.

Performance-Based Awards. Performance-based awards are denominated in shares of our common stock, stock units, or cash, and are linked to the satisfaction of performance criteria established by the plan administrator. Performance-based awards are a variable component of compensation designed to reward key management for achieving performance goals. The performance-based criteria applicable to such awards shall be determined by reference to any one or more of the following: earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization (as may be adjusted); net operating profit after tax; cash flow; revenue; net revenues; sales; days sales outstanding; scrap rates; income; net income; operating income; net operating income, operating margin; earnings; earnings per share; return on equity; return on investment; return on capital; return on assets; return on net assets; total stockholder return; economic profit; market share; appreciation in the fair market value, book value or other measure of value of our common stock; expense/cost control; working capital; volume/production; new products; customer satisfaction; brand development; employee retention or employee turnover; employee satisfaction or engagement; environmental, health, or other safety goals; individual performance; strategic objective milestones; days inventory outstanding; any other criteria specified by the plan administrator in its sole discretion; or any combination of, or a specified increase in, any of the foregoing.

Other Awards. In addition to the awards described above, the plan administrator may grant other incentives payable in cash or shares of common stock under the Omnibus Plan as it deems consistent with the terms of the Omnibus Plan and subject to such other terms and conditions as it deems appropriate.

Dividends and Dividend Equivalents. To the extent that any award under the Omnibus Plan contains a right to receive dividends or dividend equivalents while such award remains unvested, notwithstanding anything in the Omnibus Plan to the contrary, such dividends or dividend equivalents will be accumulated and paid when and to the extent that the underlying award vests.

Change in Control Provisions. In connection with the grant of an award, the plan administrator may provide for the treatment of such award in the event of a change in control of the Company, including that, in the event of an involuntary termination of a participant’s employment by the Company in connection with a change in control, any outstanding awards that are unexercisable or otherwise unvested will become fully vested and/or immediately exercisable.

Amendment and Termination. Our Board of Directors, or a committee thereof, may alter, amend, modify, or terminate the Omnibus Plan at any time; provided that the approval of our stockholders will be obtained for any amendment to the Omnibus Plan that requires stockholder approval under the rules of the stock exchange on which our common stock is then listed or in accordance with other applicable law. In addition, without stockholder approval, to the extent required by the rules of the stock exchange(s) on which the shares of common stock are traded, except as otherwise permitted under the “equitable adjustments” provisions of the Omnibus Plan, (i) no amendment or modification may reduce the exercise price of any stock option or stock appreciation right, (ii) the Compensation Committee may not cancel any outstanding stock option or stock appreciation right and replace it with a new option or stock appreciation right, another award or cash and (iii) the Compensation Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable stock exchange(s). No modification of an award will, without the prior written consent of the participant, impair the rights of a participant under the Omnibus Plan.

Compliance with Applicable Laws. We intend for awards granted under the Omnibus Plan to be designed, granted, and administered in such a manner that they are either exempt from the application of, or comply with, the requirements of Section 409A of the Internal Revenue Code.

New Plan Benefits Under the Omnibus Plan. Future awards under the Omnibus Plan will be made at the discretion of the plan administrator based on such factors as the plan administrator deems relevant at the time the awards are made.

Summary of Federal Income Tax Consequences

The following is a brief description of the federal income tax treatment that generally applies to Omnibus Plan awards. The description is based on current federal tax laws, rules and regulations, which are subject to change, and does not purport to be a complete description of the federal income tax aspects of the Omnibus Plan. A participant may also be subject to state, local and foreign taxes.

Non-Qualified Stock Options. The grant of a non-qualified stock option will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the excess, if any, of the then fair market value of the stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options. The grant of an incentive stock option will not result in taxable income to the participant. The exercise of an incentive stock option will not result in taxable income to the participant if the participant was continuously employed by the Company or an affiliate from the date of the grant of the option until the date three months prior to the date of exercise (one year prior to the date of exercise if the participant is disabled). The excess, if any, of the fair market value of the stock at the time of the exercise over the exercise price is an adjustment that is included in the calculation of the participant’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the participant does not sell or otherwise dispose of the stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such stock to the participant, then, upon disposition of such stock, any amount realized in excess of the exercise price will be taxed to the participant as capital gain, and the Company will not be entitled to a corresponding deduction. If the holding period requirements are not met, the participant will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess, if any, of the fair market value of the stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price, and the Company will be entitled to a corresponding deduction. In addition, the participant will recognize capital gain or loss equal to the difference between the amount realized and the value of the shares on the date of exercise.

Stock Appreciation Rights. The grant of a stock appreciation right will not result in taxable income to the participant. The participant will realize ordinary income at the time of exercise in an amount equal to the amount of cash or the fair market value of the shares paid upon exercise, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of any shares received will be treated as capital gains or losses, with the basis in such stock equal to the fair market value of the shares at the time of exercise.

Restricted Stock and Performance-Based Shares. A grant of restricted stock or performance-based shares will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction, assuming that the shares are subject to transferability restrictions and that certain restrictions on the shares constitute a “substantial risk of forfeiture” for federal income tax purposes. Upon vesting, the holder will realize ordinary income in an amount equal to the then fair market value of the vested shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting. Dividends paid to the holder of restricted stock during the restricted period also will be compensation income to the participant, and the Company will be entitled to a corresponding deduction when the dividends no longer are subject to a substantial risk of forfeiture or become transferable. A participant may be permitted to elect, pursuant to Section 83(b) of the Internal Revenue Code, to have income recognized at the date a restricted stock award or performance share award, as the case may be, is granted and to have the applicable capital gain holding period commence as of that date. In such a case, the Company would be entitled to a corresponding deduction on the date of grant.

Restricted Stock Units. A grant of RSUs (including performance-based RSUs) will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction. Upon vesting and issuance of the underlying shares, the holder will realize ordinary income in an amount equal to the then fair market value of the issued shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance. Dividend equivalents paid to the holder of RSUs during the restricted period also will be compensation income to the participant, and the Company will be entitled to a corresponding deduction when the dividend equivalents are paid.

Performance Awards and Other Share-Based or Cash-Based Awards. A grant of a performance award or other stock-based or cash-based award will not result in taxable income to the participant at the time of grant, and the Company will not be entitled to a corresponding deduction. Upon payment of cash or the vesting or issuance of the underlying shares, the participant will realize ordinary income in an amount equal to the cash received or the then fair market value of the issued shares, and the Company will be entitled to a corresponding deduction. Gains or losses realized by the participant upon subsequent disposition of such shares will be treated as capital gains or losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting and issuance.

Deductibility Limit on Compensation in Excess of $1 Million. Section 162(m) of the Internal Revenue Code generally limits the deductible amount of total annual compensation paid by a public company to each “covered employee” to no more than $1 million. A “covered employee” generally includes principal executive officer, principal financial officer and the next three highest paid executive officers.

Tax Withholding. As a condition to the delivery of any shares to the recipient of an award, the Company may require the recipient to make arrangements for meeting certain tax withholding requirements in connection with the award.

Importance of Consulting Tax Adviser. The information set forth above is a summary only and does not purport to be complete. In addition, the information is based upon current Federal income tax rules and therefore is subject to change when those rules change. Moreover, because the tax consequences to any recipient may depend on his or her particular situation, each recipient should consult his or her tax adviser as to the Federal, state, local, foreign and other tax consequences of the grant or exercise of an award or the disposition of shares acquired as a result of an award.

Vote Required for Approval

A majority of the votes cast is required to approve Amendment No. 5 to the Omnibus Plan. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AMENDMENT NO. 5 TO THE LIMBACH HOLDINGS, INC. AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN.

EQUITY COMPENSATION PLAN INFORMATION

The following table provides certain information, as of December 31, 2022, concerning the shares of the Company’s common stock that may be issued under our existing equity compensation plan.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights(1) (a) (#)	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(2) (b) ($)	Number of Securities Remaining Available for Future Issuance under Equity compensation Plans(3) (Excluding Securities Reflected in Column (a)) (c) (#)
Equity compensation plans approved by stockholders	1,027,185	—	1,246,830
Equity compensation plans not approved by stockholders	—	—	—
Total	1,027,185	—	1,246,830

(1)     Represents 280,275 outstanding service-based RSUs and 746,910 outstanding performance-based RSUs under the Omnibus Plan. Outstanding performance-based RSUs are reflected at the maximum payout that may be earned during the relevant performance periods.

(2)    Reflects outstanding RSUs and performance-based RSUs at a weighted average exercise price of zero.

(3)    Represents 840,213 shares available for future issuance under the Omnibus Plan and 406,617 shares of our common stock available for future issuance under the Limbach Holdings, Inc. 2019 Employee Stock Purchase Plan (“ESPP”).

PROPOSAL 3

NON-BINDING, ADVISORY VOTE ON THE
COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS

Background

Section 14A of the Exchange Act, put in place by Section 951 of the Dodd-Frank Act requires the Company to seek a non-binding advisory vote from its stockholders to approve the compensation of its named executive officers (“Say-on-Pay” vote) as disclosed pursuant to Item 402 of Regulation S-K, and accompanying compensation tables and the related narrative disclosure in this Proxy Statement. Because the required vote is advisory, the result of the vote is not binding upon the Board of Directors.

We believe that executive compensation should be linked to the Company’s performance and aligned with the interests of the Company’s stockholders. In addition, executive compensation is designed to allow the Company to recruit, retain and motivate employees who play a significant role in the organization’s current and future success.

The Compensation Committee values the perspectives and concerns of our stockholders regarding executive compensation. The Compensation Committee has in the past and intends to continue to maintain in the future an open dialogue with stockholders to foster greater communication and transparency on our executive compensation programs.

Proposal

The Company is presenting this proposal, which gives you as a stockholder the opportunity to express your view on the compensation of our named executive officers by voting for or against the following resolution:

“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the compensation tables and other narrative executive compensation disclosures contained in the Company’s proxy statement for the 2023 annual meeting, is hereby APPROVED.”

Position of Board of Directors

As discussed in this proxy statement under the “Compensation of Officers and Directors” Section, the Compensation Committee of the Board of Directors believes that the executive compensation for the year ended December 31, 2022, is reasonable and appropriate, is justified by the performance of the Company and is the result of a carefully considered approach after taking into account feedback from our stockholders. Our executive compensation program is designed to attract, motivate and retain a highly qualified group of executives and maintain a close correlation between the rewards to the Company’s executives and the strategic success of the Company and the performance of its stock.

Effect of Vote

Because your vote is advisory, it will not be binding upon the Company, the Compensation Committee or the Board of Directors; however, we value stockholders’ opinions, and we will consider the outcome of the Say on Pay vote when determining future executive compensation agreements.

Vote Required for Approval

A majority of the votes cast is required to approve this resolution. Even though this vote will neither be binding on the Company or the Board of Directors nor will it create or imply any change in the fiduciary duties of, or impose any additional fiduciary duty on, the Company or the Board of Directors, the Compensation Committee will take into account the outcome of the vote when considering future executive compensation decisions. Abstentions and broker non-votes will have no effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RESOLUTION TO APPROVE THE COMPENSATION OF THE COMPANY’S NAMED EXECUTIVE OFFICERS.

PROPOSAL 4

RATIFICATION OF APPOINTMENT OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Audit Committee has appointed Crowe LLP (“Crowe”) to continue in its capacity as our independent registered public accounting firm for the fiscal year ending December 31, 2023, and the Board has directed that management submit the appointment of the independent registered public accounting firm for ratification by the stockholders at the Annual Meeting. Crowe has audited our financial statements for the years ended December 31, 2022 and 2021.

Neither our Bylaws nor other governing documents or law require stockholder ratification of the appointment of Crowe as our independent registered public accounting firm. However, the Board is submitting the appointment of Crowe to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different independent registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and its stockholders.

Representatives of Crowe are expected to be present at the Annual Meeting via telephone. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

Vote Required for Approval

A majority of the votes cast at the Annual Meeting will be required to ratify the appointment of Crowe. Abstentions and broker non-votes, if any, will not have any effect on the outcome of this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF CROWE AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2023.

PROPOSAL 5

APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ALLOW FOR THE EXCULPATION OF OFFICERS.

The Board has approved and is proposing for approval by stockholders, an amendment to the Company’s Certificate of Incorporation (the “Charter”) which would eliminate the personal liability of the Company’s officers for monetary damages for breach of fiduciary duty as an officer, except to the extent such an exemption from liability or limitation thereof is not permitted by the Delaware General Corporation Law (the “DGCL”).

If stockholders approve this amendment, Article SIXTH, Section A. of the Charter would be revised as follows, (new language is indicated as bolded and underlined text; no language is to be deleted):

A.    A director or officer of the Corporation shall not be personally liable to the Corporation or its stockholders for monetary damages for breach of fiduciary duty as a director or officer, except for liability (i) for any breach of the director’s or officer’s duty of loyalty to the Corporation or its stockholders, (ii) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (iii) under Section 174 of the DGCL, or (iv) for any transaction from which the director or officer derived an improper personal benefit. If the DGCL is amended to authorize corporate action further eliminating or limiting the personal liability of directors or officers, then the liability of a director or officer of the Corporation shall be eliminated or limited to the fullest extent permitted by the DGCL, as so amended. Any repeal or modification of this paragraph A by the stockholders of the Corporation shall not adversely affect any right or protection of a director or officer of the Corporation with respect to events occurring prior to the time of such repeal or modification. For purposes of this paragraph A of Article SIXTH, “officer” shall have the meaning provided in Section 102(b)(7) of the DGCL, as it presently exists or may hereafter be amended from time to time.

Background

Section 102(b)(7) of the DGCL was amended effective August 1, 2022 to authorize exculpation of officers of Delaware corporations. Specifically, the amendments extend the opportunity for Delaware corporations to exculpate their officers, in addition to their directors, for personal liability for breach of the duty of care in certain actions. This provision would not exculpate officers from liability for breach of the duty of loyalty, acts or omissions not in good faith or that involve intentional misconduct or a knowing violation of law, or any transaction in which officers derived an improper personal benefit. Nor would this provision exculpate such officers from liability for claims brought by or in the right of the corporation, such as derivative claims.

The nature of the role of officers frequently requires them to make decisions on crucial matters, and often such decisions must be made in response to time-sensitive opportunities and challenges. As a result, officers, like directors, are exposed to a substantial risk of investigations, claims, actions, suits or proceedings seeking to impose liability on the basis of hindsight, regardless of merit. The proposed amendment would serve to better enable our officers to exercise their business judgment in furtherance of the interests of our stockholders while minimizing the potential for distraction posed by frivolous lawsuits and the risk of financial ruin as a result of an unintentional misstep.

We expect that many of our peers incorporated in Delaware will adopt exculpation clauses that limit the personal liability of officers in their Certificates of Incorporation, and a failure to adopt the proposed amendment could impact our recruitment and retention of exceptional officer candidates who may conclude that, without the protection of exculpation, the potential exposure to liabilities, costs of defense and other risks of proceedings exceeds the benefits of serving as an officer of the Company. The proposed amendment is not being proposed in response to any specific resignation, threat of resignation or refusal to serve by any director or officer.

For the reasons stated above, and taking into account the narrowed type of claims for which officers’ liability would be exculpated, and the benefits the Board believes would accrue to the Company and its stockholders in terms of the increased ability to attract and retain talented officers, the Board recommends this proposed amendment to provide such exculpation to the extent permitted by Delaware law. Based on this recommendation, the Board determined that it is in the best interests of the Company and our stockholders to amend the Charter as described herein.

Other than the proposed amendment to paragraph A of Article SIXTH, the remainder of the Charter would remain unchanged. If the amendment is approved by the stockholders, the amendment will become effective upon filing of the Certificate of Amendment of Certificate of Incorporation with the Delaware Secretary of State, which the Company anticipates filing promptly following the Annual Meeting.

Vote Required for Approval

In accordance with our Charter and with Delaware law, approval and adoption of this proposal requires the affirmative vote of at least a majority of our issued and outstanding shares entitled to vote either in person or by proxy at the meeting. Accordingly, abstentions and broker non-votes will have the same effect as a vote against this proposal. Shares represented by valid proxies and not revoked will be voted at the meeting in accordance with the instructions given. If no voting instructions are given, such shares will be voted “FOR” this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE APPROVAL OF AN AMENDMENT TO THE COMPANY’S CERTIFICATE OF INCORPORATION TO ALLOW FOR THE EXCULPATION OF OFFICERS.

AUDIT-RELATED MATTERS

Report of the Audit Committee

The Audit Committee represents and assists the Board by overseeing: (i) the Company's financial statements and internal controls; (ii) the independent registered public accounting firm's qualifications and independence; and (iii) the performance of the Company's independent registered public accounting firm.

On the date of the adoption of this Report, the Audit Committee consisted of three directors, all considered independent in accordance with Nasdaq listing standards and other applicable regulations. Each member of the Audit Committee is financially literate and our Board has determined that committee member, Ms. Krzeminski, is an “audit committee financial expert” as defined in applicable SEC rules because she meets the requirement for past employment experience in finance or accounting, requisite professional certification in accounting or comparable experience.

Company management has the primary responsibility for the preparation of the financial statements and for the reporting process, including the establishment and maintenance of the Company's system of internal controls over financial reporting. The Company's independent registered public accounting firm is responsible for auditing the financial statements prepared by management and expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles.

In fulfilling its oversight responsibilities, the Audit Committee reviewed and discussed with both management and the independent registered public accounting firm the Company's quarterly earnings releases, Quarterly Reports on Form 10-Q, and the 2022 Annual Report on Form 10-K. Such reviews included a discussion of critical or significant accounting policies, the reasonableness of significant judgments, the quality (not just the acceptability) of the accounting principles, the reasonableness and clarity of the financial statement disclosures, and such other matters as the independent registered public accounting firm is required to review with the Audit Committee under the standards promulgated by the Public Company Accounting Oversight Board (“PCAOB”). The Audit Committee also discussed with both management and the independent registered public accounting firm the design and efficacy of the Company's internal control over financial reporting.

The Audit Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by Auditing Standard No. 1301, “Communications with Audit Committees” issued by the PCAOB. The Audit Committee has also received the written disclosures and the letter from the independent registered public accounting firm required by applicable requirements of the PCAOB (regarding the independent registered public accounting firm’s communications with the Audit Committee concerning independence), and considered the compatibility of non-audit services rendered to Limbach with the independence of the Company's independent registered public accounting firm. The Audit Committee has determined that the rendering of the services other than audit services by the independent registered public accounting firm is compatible with maintaining such firm’s independence.

The Audit Committee also discussed with the independent registered public accounting firm the overall scope and plans for its audit. The Audit Committee periodically met with the independent registered public accounting firm, with and without management present, to discuss the results of their work and the overall quality of the Company’s financial reporting.

In reliance on these reviews and discussions, the Audit Committee recommended to the Board that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 for filing with the SEC.

Respectfully submitted,

AUDIT COMMITTEE
Laurel J. Krzeminski
Joshua S. Horowitz
Michael F. McNally
The material in this report of the Audit Committee is not “soliciting material,” is furnished to, but not deemed “filed” with, the SEC and is not deemed to be incorporated by reference in any filing of the Company under the Securities Act of 1933, as amended (the “Securities Act”) or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing.

Independent Registered Public Accounting Firm Fees

The aggregate fees billed by the Company’s independent registered accounting firm, Crowe, for auditing the annual financial statements and related information included in the Annual Report on Form 10-K, the reviews of the quarterly financial statements included in the Quarterly Reports on Form 10-Q, assistance with and review of documents filed with the SEC, and consultations on certain accounting and reporting matters for each of the last two fiscal years are set forth as “Audit Fees” in the table below.

Also set forth are “Audit-Related Fees.” Such fees pertain to professional services for assurance and related services that are reasonably related to the performance of the audit of our financial statements and are not reported under “Audit Fees.” These services include services and consultations related to the Company’s internal controls, the Company’s information technology controls, financial accounting and reporting standards.

“Tax Fees” include fees for tax advice and tax planning. “All Other Fees” consist of permitted services other than those that meet the criteria described above. Crowe did not provide any services to the Company related to financial information systems design or implementation, nor did it provide any personal tax work or other services for any of the Company's executive officers or members of the Board.

The following table shows the fees for professional services rendered to us by Crowe for services in respect of the years ended December 31, 2022 and 2021.

	2022	2021
Audit Fees	$633,169	$995,254
Audit-Related Fees	—	145,000
Tax Fees	—	—
All Other Fees	—	—
Total Fees	$633,169	$1,140,254

Consistent with the Audit Committee charter, audit, audit-related, tax, and other services are pre-approved by the Audit Committee, or by a designated member thereof. The Audit Committee has determined that the provision of the non-audit services described above is compatible with maintaining Crowe’s independence.

Audit fees decreased in 2022 primarily due to the Company exiting Section 404(b) of the Sarbanes-Oxley Act of 2002 as its public float was less than $60.0 million at June 30, 2022. In addition, the Company’s audit-related fees incurred in 2021 were primarily due to the public offering of the Company’s common stock in February 2021.

RELATED PERSON POLICY AND TRANSACTIONS

Related Person Transactions Policy and Procedures

Our Board has adopted a written related person transaction policy that sets forth the policies and procedures for the review and approval or ratification of related person transactions. This policy is administered by our Nominating and Corporate Governance Committee and covers any transaction, arrangement, or relationship, or any series of similar transactions, arrangements, or relationships, in which the Company was or is to be a participant, the amount involved exceeds $100,000 and in which a related person had or will have a direct or indirect material interest. While the policy covers related person transactions in which the amount involved exceeds $100,000, the policy states that related person transactions in which the amount involved exceed $120,000 are required to be disclosed in applicable filings as required by the Securities Act, Exchange Act, and related rules. Our Board set the threshold for approval of related person transactions in the policy at an amount lower than that which is required to be disclosed under the Securities Act, Exchange Act, and related rules because we believe that it is appropriate for the Nominating and Corporate Governance Committee to review transactions or potential transactions in which the amount involved exceeds $100,000, as opposed to $120,000. Pursuant to this policy, our Nominating and Corporate Governance Committee, among other things, (i) reviews the relevant facts and circumstances of each related person transaction, including if the transaction is on terms comparable to those that could be obtained in arm’s-length dealings with an unrelated third party and the extent of the related party’s interest in the transaction, and (ii) takes into account the conflicts of interest and corporate opportunity provisions of our code of business conduct and ethics. Management presents to our Nominating and Corporate Governance Committee each proposed related person transaction, including all relevant facts and circumstances relating thereto, and updates the Nominating and Corporate Governance Committee as to any material changes to any related person transaction. All related person transactions may only be consummated if our Nominating and Corporate Governance Committee has approved or ratified such transaction in accordance with the guidelines set forth in the policy. Certain types of transactions are excluded by our Nominating and Corporate Governance Committee under the policy. These excluded transactions include: (i) certain compensation arrangements; (ii) transactions in the ordinary course of business where the related party’s interest arises only (a) from his or her position as a director of another entity that is party to the transaction, (b) from an equity interest of less than 5% in another entity that is party to the transaction, or (c) from a limited partnership interest of less than 5% subject to certain limitations; and (iii) transactions in the ordinary course of business where the interest of the related party arises solely from the ownership of a class of our equity securities where all holders of such class of equity securities will receive the same benefit on a pro rata basis. No director will be permitted to participate in the approval of a related person transaction for which he or she is a related party.

Related Person Transactions

Other than the existing Registration Rights Agreement as described below, during 2022 and 2021, the Company did not enter into any related person transactions.

Registration Rights Agreement

In connection with the closing of the Business Combination, we entered into an amended and restated registration rights agreement, dated July 20, 2016, by and among the Company, 1347 Investors and EarlyBirdCapital, Inc., as amended on October 11, 2016 and as further amended on November 23, 2016, whereby we agreed to register the offer and sale from time to time, separately or together, of shares of our common stock issued pursuant to the Business Combination, shares of our common stock underlying the warrants and Preferred Stock issued in connection with the Business Combination, shares of our common stock issued in a private placement prior to and concurrently with our initial public offering, and shares of our common stock underlying the Sponsor Warrants and $15 Exercise Price Warrants. The holders of these securities also have certain “piggy-back” registration rights with respect to registration statements we file, subject to certain limitations. In connection with these obligations, we filed registration statements on Form S-3 (File Nos. 333-218480, 333-220265 and 333-232406), which have been declared effective. We are required under the terms of the amended and restated registration rights agreement to use our reasonable best efforts to keep these resale registration statements effective under the Securities Act at all times and to take all such other actions as are reasonably necessary to ensure that there is an effective “shelf” registration statement containing a prospectus that remains current covering (and to qualify under required U.S. state securities laws, if any) the offer and sale of all Registrable Securities (as defined in the amended and restated registration rights agreement) by the holders thereof on a continuous basis pursuant to Rule 415 of the Securities Act.

OTHER MATTERS

Householding of Proxy Materials

The SEC has adopted rules that permit companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for annual meeting materials with respect to two or more stockholders sharing the same address by delivering a single set of annual meeting materials addressed to those stockholders. This process, which is commonly referred to as “householding,” potentially means extra convenience for stockholders and costs savings for companies.

This year, a number of brokers with account holders who are our stockholders will be “householding” our proxy materials. A single set of Annual Meeting materials will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be “householding” communications to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate set of annual meeting materials, please notify your broker or us. Direct your written request to our General Counsel at 797 Commonwealth Drive, Warrendale, Pennsylvania 15086. Stockholders who currently receive multiple copies of the annual meeting materials at their address and would like to request “householding” of their communications should contact their brokers.

Electronic Access to Proxy Statement and Annual Report

This Proxy Statement and the Annual Report are available on the Company’s website at www.limbachinc.com under “Investor Relations - Financials.” Instead of receiving paper copies of the Annual Report and Proxy Statement in the mail, stockholders can elect to receive an e-mail that will provide an electronic link to these documents. Choosing to receive your proxy materials online will save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record. Stockholders of record can choose to receive materials electronically by following the instructions provided if voting over the Internet.

If you choose to receive future proxy statements and annual reports over the Internet, you will receive an e-mail next year with instructions containing the Internet address of those materials and the electronic link to the proxy voting site. The election will remain in effect until you write or call the Company’s Investor Relations Department and tell us otherwise.

Beneficial Owners. If you hold your shares in a brokerage account, you may also have the ability to receive copies of the Annual Report and Proxy Statement electronically. Please check the information provided in the proxy materials sent to you by your bank, broker or other holder of record regarding the availability of electronic delivery.

The Board knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matter is properly presented at the meeting, your proxyholder (one of the individuals named on your proxy card) will vote your shares using his/her best judgment.

By Order of the Board of Directors,

/s/ Michael M. McCann
Michael M. McCann
President, Chief Executive Officer and Director
[April 28, 2023]

APPENDIX A
LIMBACH HOLDINGS, INC. AMENDED AND RESTATED OMNIBUS INCENTIVE PLAN

Section 1. General.

The name of the Plan is the Limbach Holdings, Inc. Amended and Restated Omnibus Incentive Plan (the “Plan”). The Plan intends to: (a) encourage the profitability and growth of the Company through short-term and long-term incentives that are consistent with the Company’s objectives; (b) give Participants an incentive for excellence in individual performance; (c) promote teamwork among Participants; and (d) give the Company a significant advantage in attracting and retaining key Employees, Directors and Consultants. To accomplish such purposes, the Plan provides that the Company may grant Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Performance-Based Awards (including performance-based Restricted Shares and Restricted Stock Units), Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing.

Section 2. Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:
(a) “Administrator” means the Board, or, if and to the extent the Board does not administer the Plan, the Committee in accordance with Section 3 of the Plan.
(b) “Affiliate” means a Person that directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the Person specified. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.
(c) “Approval Date” means the date on which the Plan is approved by the Company’s stockholders.

(d) “Articles of Incorporation” means the articles of incorporation of the Company, as amended and/or restated from time to time.
(e) “Automatic Exercise Date” means, with respect to an Option or a Stock Appreciation Right, the last business day of the applicable term of the Option pursuant to Section 7(d) or the Stock Appreciation Right pursuant to Section 8(f).
(f) “Award” means any Option, Stock Appreciation Right, Restricted Share, Restricted Stock Unit, Performance-Based Award, Other Share Based Award or Other Cash-Based Award granted under the Plan.
(g) “Award Agreement” means any written agreement, contract or other instrument or document evidencing an Award. Evidence of an Award may be in written or electronic form, may be limited to notation on the books and records of the Company and, with the approval of the Board, need not be signed by a representative of the Company or a Participant. Any Shares that become deliverable to the Participant pursuant to the Plan may be issued in certificate form in the name of the Participant or in book-entry form in the name of the Participant.
(h) “Bylaws” means the bylaws of the Company, as may be amended and/or restated from time to time.
(i) “Beneficial Owner” (or any variant thereof) has the meaning defined in Rule 13d-3 under the Exchange Act.
(j) “Board” means the Board of Directors of the Company.
(k) “Cause” shall have the meaning assigned to such term in any Company or Affiliate employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Cause,” Cause means (i) the refusal or neglect of the Participant to perform substantially his or her employment related duties, (ii) the Participant’s personal dishonesty, incompetence, willful misconduct or breach of fiduciary duty, (iii) the Participant’s indictment for, conviction of or entering a plea of guilty or nolo contendere to a crime constituting a felony or his or her willful violation of any applicable law (other than a traffic violation or other offense or violation outside of the course of employment which in no way adversely affects the Company and its Subsidiaries or their reputation or the ability of the Participant to perform his or her employment related duties or to represent the Company or any Subsidiary of the Company that employs such Participant), (iv) the Participant’s failure to reasonably cooperate, following a request to do so by the Company, in any internal or governmental investigation of the Company or any of its Subsidiaries or (v) the Participant’s material breach of any written covenant or agreement with the Company or any of its Subsidiaries not to disclose any information pertaining to the Company or such Subsidiary or not to compete or interfere with the Company or such Subsidiary.
(l) “Change in Capitalization” means any (i) merger, consolidation, reclassification, recapitalization, spin-off, spin-out, repurchase or other reorganization or corporate transaction or event, (ii) extraordinary dividend (whether in the form of cash, Common Stock or other property), stock split or reverse stock split, (iii) combination or exchange of shares, (iv) other change in corporate structure or (v) payment of any other distribution, which, in any such case, the Administrator determines, in its sole discretion, affects the Shares such that an adjustment pursuant to Section 5 of the Plan is appropriate.
(m) “Change in Control” shall be deemed to have occurred if an event set forth in any one of the following paragraphs shall have occurred:
(i) any Person, other than (A) 1347 Investors LLC, EarlyBirdCapital, Inc., FdG HVAC LLC, Limbach Management Holding Company LLC, Marathon Special Opportunity Master Fund, Ltd. or Charles A. Bacon III or their respective Affiliates and successors, or (B) the Company or a trustee or other fiduciary holding securities under an employee benefit plan of the Company, is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company representing fifty percent (50%) or more of the combined voting power of the Company’s then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (A) of paragraph (iii) below; or
(ii) the following individuals cease for any reason to constitute a majority of the number of Directors then serving on the Board: individuals who, during any period of two (2) consecutive years, constitute the Board and any new Director (other than a Director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of Directors of the Company) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2∕3) of the Directors then still in office who either were Directors at the beginning of the two (2) year period or whose appointment, election or nomination for election was previously so approved or recommended; or
(iii) there is consummated a merger or consolidation of the Company or any Subsidiary thereof with any other corporation, other than a merger or consolidation (A) that results in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least fifty percent (50%) of the combined voting power of the voting securities of the Company (or such surviving entity) outstanding immediately after such merger or consolidation, and (B) immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the Board of the entity surviving such merger or consolidation or, if the Company or the entity surviving such merger is then a subsidiary, the ultimate parent thereof; or
(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company’s and all of the Company’s Subsidiaries’ assets (determined on a consolidated basis), other than (A) a sale or disposition by the Company of all or substantially all of the Company’s assets to an entity, at least fifty percent (50%) of the combined voting power of the voting securities of which are owned by stockholders of the Company following the completion of such transaction in substantially the same proportions as their ownership of the Company immediately prior to such sale or (B) a sale or disposition of all or substantially all of the Company’s assets immediately following which the individuals who comprise the Board immediately prior thereto constitute at least a majority of the board of directors of the entity to which such assets are sold or disposed or, if such entity is a subsidiary, the ultimate parent thereof.

For each Award that constitutes deferred compensation under Code Section 409A, a transaction shall constitute a Change in Control only if it also constitutes a “change in control event” under the regulations under Code Section 409A.

Notwithstanding the foregoing, a “Change in Control” shall not be deemed to have occurred by virtue of the consummation of any transaction or series of integrated transactions immediately following which the holders of Common Stock immediately prior to such transaction or series of transactions continue to have substantially the same proportionate ownership in an entity which owns all or substantially all of the assets of the Company immediately following such transaction or series of.

(n) “Change in Control Price” shall have the meaning set forth in Section 12 of the Plan.
(o) “Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.
(p) “Committee” means any committee or subcommittee the Board may appoint to administer the Plan. Subject to the discretion of the Board, the Committee shall be composed entirely of individuals who meet the qualifications of a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act and any other qualifications required by the applicable stock exchange on which the Common Stock is traded. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Administrator specified in the Plan shall be exercised by the Committee. Except as otherwise provided in the Company’s Articles of Incorporation or Bylaws, any action of the Committee with respect to the administration of the Plan shall be taken by a majority vote at a meeting at which a quorum is duly constituted or unanimous written consent of the Committee’s members.

(q) “Common Stock” means the common stock, par value $0.0001 per share, of the Company.
(r) “Company” means Limbach Holdings, Inc., a Delaware corporation (or any successor corporation, except as the term “Company” is used in the definition of  “Change in Control” above).
(s) “Consultant” means any current or prospective consultant or independent contractor of the Company or an Affiliate thereof, in each case, who is not an Employee, Executive Officer or non-employee Director.
(t) “Disability” shall have the meaning assigned to such term in any individual employment or severance agreement or Award Agreement with the Participant or, if no such agreement exists or the agreement does not define “Disability,” Disability means, with respect to any Participant, that such Participant (i) is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or (ii) is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering Employees of the Company or an Affiliate thereof.
(u) “Director” means any individual who is a member of the Board on or after the Effective Date.
(v) “Effective Date” shall have the meaning set forth in Section 20 of the Plan.
(w) “Eligible Recipient” means: (i) an Employee; (ii) a non-employee Director; or (iii) a Consultant, in each case, who has been selected as an eligible recipient under the Plan by the Administrator; provided, that any Awards granted prior to the date an Eligible Recipient first performs services for the Company or an Affiliate thereof will not become vested or exercisable, and no Shares shall be issued or other payment made to such Eligible Recipient with respect to such Awards, prior to the date on which such Eligible Recipient first performs services for the Company or an Affiliate thereof. Notwithstanding the foregoing, to the extent required to avoid the imposition of additional taxes under Code Section 409A, “Eligible Recipient” means: an (1) Employee; (2) a non-employee Director; or (3) a Consultant, in each case, of the Company or a Subsidiary thereof, who has been selected as an eligible recipient under the Plan by the Administrator.
(x) “Employee” shall mean any current or prospective employee of the Company or an Affiliate thereof, as described in Treasury Regulation Section 1.421-1(h), including an Executive Officer or Director who is also treated as an employee.
(y) “Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time.
(z) “Executive Officer” means each Participant who is an executive officer (within the meaning of Rule 3b-7 under the Exchange Act) of the Company.
(aa) “Exercise Price” means, with respect to any Award under which the holder may purchase Shares, the price per share at which a holder of such Award granted hereunder may purchase Shares issuable upon exercise of such Award.
(bb) “Fair Market Value” as of a particular date shall mean: (i) if the Common Stock is admitted to trading on a national securities exchange, the fair market value of a Share on any date shall be the closing sale price reported for such share on such exchange on such date or, if no sale was reported on such date, on the last day preceding such date on which a sale was reported; (ii) if the Shares are not then listed on a national securities exchange, the average of the highest reported bid and lowest reported asked prices for the Shares as reported by the National Association of Securities Dealers, Inc. Automated Quotations System for the last preceding date on which there was a sale of such stock in such market; or (iii) whether or not the Shares are then listed on a national securities exchange or traded in an over-the-counter market or the value of such Shares is not otherwise determinable, such value as determined by the Committee in good faith and in a manner not inconsistent with the regulations under Code Section 409A.
(cc) “Free Standing Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(dd) “Incentive Stock Option” means an Option that is intended to satisfy the requirements applicable to and to be treated as an “incentive stock option” described in Code Section 422.
(ee) “Nonqualified Stock Option” means an Option that is not intended to be an Incentive Stock Option.
(ff) “Option” means an option to purchase Shares granted pursuant to Section 7 of the Plan.
(gg) “Other Cash-Based Award” means a cash Award granted to a Participant under Section 11 of the Plan, including cash awarded as a bonus or upon the attainment of Performance Goals or otherwise as permitted under the Plan.
(hh) “Other Share Based Award” means a right or other interest granted to a Participant under the Plan that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Common Stock, including, but not limited to, unrestricted Shares or dividend equivalents, each of which may be subject to the attainment of Performance Goals or a period of continued employment or other terms or conditions as permitted under the Plan.
(ii) “Participant” means any Eligible Recipient selected by the Administrator, pursuant to the Administrator’s authority provided for in Section 3 of the Plan, to receive grants of Options, Stock Appreciation Rights, Restricted

Shares, Restricted Stock Units, Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing, and, upon his or her death, his or her successors, heirs, executors and administrators, as the case may be, solely with respect to any Awards outstanding at the date of the Eligible Recipient’s death.
(jj) “Performance-Based Award” means any Award granted under the Plan that is subject to one or more Performance Goals. Any dividends or dividend equivalents payable or credited to a Participant with respect to any unvested Performance-Based Award shall be subject to the same Performance Goals as the Shares or units underlying the Performance-Based Award.
(kk) “Performance Goals” means performance goals based on one or more of the following criteria: (i) earnings before interest and taxes; (ii) earnings before interest, taxes, depreciation and amortization; (iii) net operating profit after tax; (iv) cash flow; (v) revenue; (vi) net revenues; (vii) sales; (viii) days sales outstanding; (ix) scrap rates; (x) income; (xi) net income; (xii) operating income; (xiii) net operating income; (xiv) operating margin; (xv) earnings; (xvi) earnings per share; (xvii) return on equity; (xviii) return on investment; (xix) return on capital; (xx) return on assets; (xxi) return on net assets; (xxii) total shareholder return; (xxiii) economic profit; (xxiv) market share; (xxv) appreciation in the fair market value, book value or other measure of value of the Company’s Common Stock; (xxvi) expense or cost control; (xxvii) working capital; (xxviii) volume or production; (xxix) new products; (xxx) customer satisfaction; (xxxi) brand development; (xxxii) employee retention or employee turnover; (xxxiii) employee satisfaction or engagement; (xxxiv) environmental, health or other safety goals; (xxxv) individual performance; (xxxvi) strategic objective milestones; (xxxvii) days inventory outstanding; (xxxviii) any other criteria specified by the Administrator in its sole discretion; and (xxxix) any combination of, or a specified increase in, any of the foregoing. Where applicable, the Performance Goals may be expressed in terms of attaining a specified level of the particular criteria or the attainment of a percentage increase or decrease in the particular criteria, and may be applied to one or more of the Company or an Affiliate thereof, or a division or strategic business unit of the Company, or may be applied to the performance of the Company relative to a market index, a group of other companies or a combination thereof, all as determined by the Committee. The Performance Goals may include a threshold level of performance below which no payment shall be made (or no vesting shall occur), levels of performance at which specified payments shall be made (or specified vesting shall occur), and a maximum level of performance above which no additional payment shall be made (or at which full vesting shall occur). At the time such an Award is granted, the Committee may specify any reasonable definition of the Performance Goals it uses. Such definitions may provide for equitable adjustments to the Performance Goals in recognition of unusual or non-recurring events affecting the Company or an Affiliate thereof or the financial statements of the Company or an Affiliate thereof, in response to changes in applicable laws or regulations, or to account for items of gain, loss or expense determined to be unusual in nature, infrequent in occurrence or unusual in nature and infrequent in occurrence or related to the disposal of a segment of a business or related to a change in accounting principles.
(ll) “Person” shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any Subsidiary thereof, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any Subsidiary thereof, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities, or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.
(mm) “Related Rights” shall have the meaning set forth in Section 8(a) of the Plan.
(nn) “Restricted Shares” means an Award of Shares granted pursuant to Section 9 of the Plan subject to certain restrictions that lapse at the end of a specified period or periods.
(oo) “Restricted Stock Unit” means a notional account established pursuant to an Award granted to a Participant, as described in Section 10 of the Plan, that is (i) valued solely by reference to Shares, (ii) subject to restrictions specified in the Award Agreement, and (iii) payable in cash or in Shares (as specified in the Award Agreement). The Restricted Stock Units awarded to the Participant will vest according to the time-based criteria or Performance Goals criteria, and vested Restricted Stock Units will be settled at the time(s), specified in the Award Agreement.
(pp) “Restricted Period” means the period of time determined by the Administrator during which an Award or a portion thereof is subject to restrictions or, as applicable, the period of time within which performance is measured for purposes of determining whether an Award has been earned.
(qq) “Retirement” means a termination of a Participant’s employment, other than for Cause and other than by reason of death or Disability, on or after the attainment of age 65.
(rr) “Rule 16b-3” shall have the meaning set forth in Section 3(a) of the Plan.
(ss) “Shares” means shares of Common Stock reserved for issuance under the Plan, as adjusted pursuant to the Plan, and any successor (pursuant to a merger, consolidation or other reorganization) security.
(tt) “Stock Appreciation Right” means the right pursuant to an Award granted under Section 8 of the Plan to receive an amount equal to the excess, if any, of  (i) the aggregate Fair Market Value, as of the date such Award or portion thereof is surrendered, of the Shares covered by such Award or such portion thereof, over (ii) the aggregate Exercise Price of such Award or such portion thereof.
(uu) “Subsidiary” means, with respect to any Person, as of any date of determination, any other Person as to which such first Person owns or otherwise controls, directly or indirectly, more than fifty percent (50%) of the voting shares or other similar interests or a sole general partner interest or managing member or similar interest of such other Person. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained. Notwithstanding the foregoing, in the case of an Incentive Stock Option or any determination relating to an Incentive Stock Option, “Subsidiary” means a corporation that is a subsidiary of the Company within the meaning of Code Section 424(f).
(vv) “Substitute Award” shall mean an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation, or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an award made in connection with the cancellation and repricing of an Option or Stock Appreciation Right.

Section 3. Administration.

(a) The Plan shall be administered by the Administrator in accordance with the requirements of Rule 16b-3 under the Exchange Act (“Rule 16b-3”), to the extent applicable.
(b) Pursuant to the terms of the Plan, the Administrator, subject, in the case of any Committee, to any restrictions on the authority delegated to it by the Board, shall have the power and authority, without limitation:
(i) to select those Eligible Recipients who shall be Participants;
(ii) to determine whether and to what extent Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units, Other Share Based Awards, Other Cash-Based Awards or a combination of any of the foregoing, are to be granted hereunder to Participants;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;
(iv) to determine the terms and conditions, not inconsistent with the terms of the Plan, of each Award granted hereunder, including, but not limited to, (A) the restrictions applicable to Restricted Shares and Restricted Stock Units and the conditions under which restrictions applicable to such Restricted Shares and Restricted Stock Units shall lapse, (B) the Performance Goals and periods applicable to Awards, if any, (C) the Exercise Price of each Award, (D) the vesting schedule applicable to each Award, (E) the number of Shares subject to each Award and (F) subject to the requirements of Code Section 409A (to the extent applicable), any amendments to the terms and conditions of outstanding Awards, including, but not limited to, extending the exercise period of such Awards and accelerating the vesting schedule of such Awards;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, which shall govern all written instruments evidencing Options, Stock Appreciation Rights, Restricted Shares, Restricted Stock Units or Other Share Based Awards, Other Cash-Based Awards or any combination of the foregoing granted hereunder;
(vi) to determine the Fair Market Value;
(vii) to determine the duration and purpose of leaves of absence which may be granted to a Participant without constituting termination of the Participant’s employment for purposes of Awards granted under the Plan;
(viii) to adopt, alter and repeal such administrative rules, guidelines and practices governing the Plan as it shall from time to time deem advisable; and
(ix) to construe and interpret the terms and provisions of the Plan and any Award issued under the Plan (and any Award Agreement relating thereto), and to otherwise supervise the administration of the Plan and to exercise all powers and authorities either specifically granted under the Plan or necessary and advisable in the administration of the Plan.
(c) All decisions made by the Administrator pursuant to the provisions of the Plan shall be final, conclusive and binding on all persons, including the Company and the Participants. No member of the Board or the Committee, or any officer or employee of the Company or any Subsidiary thereof acting on behalf of the Board or the Committee, shall be personally liable for any action, omission, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board or the Committee and each and any officer or employee of the Company and of any Subsidiary thereof acting on their behalf shall, to the maximum extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, omission, determination or interpretation.

Section 4. Shares Reserved for Issuance Under the Plan and Limitations on Awards.

(a) Subject to Section 5 of the Plan, the number of Shares that are reserved and available for issuance pursuant to Awards granted under the Plan is 3,050,000. The maximum number of Shares that may be issued pursuant to Options intended to be Incentive Stock Options is eight-hundred thousand (800,000).
(b) The aggregate Awards granted during any fiscal year to any Participant shall not exceed, subject to adjustment as provided in Section 5 of the Plan: (i) is four-hundred thousand (400,000) Shares subject to Options or Stock Appreciation Rights, (ii) is four-hundred thousand (400,000) Shares subject to Restricted Shares, Restricted Stock Units or Other Share Based Awards (other than Stock Appreciation Rights), and (iii) two million dollars ($2,000,000) with respect to Other Cash-Based Awards with a Restricted Period of one (1) year and five-hundred thousand dollars ($500,000) with respect to Other Cash-Based Awards with a Restricted Period greater than one (1) year. Notwithstanding the foregoing, the maximum number of Shares subject to Awards granted during any fiscal year to any non-employee Director, taken together with any cash fees paid to such non-employee Director during the fiscal year, shall not exceed five-hundred thousand dollars ($500,000) in total value (calculating the value of any such Awards based on the grant date Fair Market Value of such Awards for financial reporting purposes).
(c) Shares issued under the Plan may, in whole or in part, be authorized but unissued Shares or Shares that shall have been or may be reacquired by the Company in the open market, in private transactions or otherwise. Any Shares subject to an Award under the Plan that, after the Effective Date, are forfeited, canceled, settled or otherwise terminated without a distribution of Shares to a Participant will thereafter be deemed to be available for Awards. In applying the immediately preceding sentence, if  (i) Shares otherwise issuable or issued in respect of, or as part of, any Award are withheld to cover taxes or any applicable Exercise Price, such Shares shall be treated as having been issued under the Plan and shall not be available for issuance under the Plan, and (ii) any Share-settled Stock Appreciation Rights or Options are exercised, the aggregate number of Shares subject to such Stock Appreciation Rights or Options shall be deemed issued under the Plan and shall not be available for issuance under the Plan. In addition, Shares tendered to exercise outstanding Options or other Awards or to cover applicable taxes on any Awards shall not be available for issuance under the Plan.
(d) Except in the case of Substitute Awards granted pursuant to Section 4(e) and subject to the following sentence, Awards granted under the Plan shall be subject to a minimum vesting period of one (1) year. Notwithstanding the foregoing, (i) the Committee may provide that the vesting of an Award shall accelerate in the event of the Participant’s death, Disability, or Retirement, or the occurrence of a Change in Control, and (ii) the Committee may grant Awards covering five percent (5%) or fewer of the total number of Shares authorized under the Plan without respect to the above-described minimum vesting requirement. Notwithstanding the foregoing, with respect to Awards to non-employee Directors, the vesting of such Awards will be deemed to satisfy the one (1) year minimum vesting requirement to the extent that the Awards vest on the earlier of the one (1) year anniversary of the date of grant and the next annual meeting of the Company’s stockholders that is at least fifty (50) weeks after the immediately preceding year’s annual meeting.
(e) Substitute Awards shall not reduce the Shares authorized for grant under the Plan. In the event that a company acquired by the Company or any Affiliate or with which the Company or any Affiliate combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio or formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the Shares authorized for grant under the Plan; provided, that Awards using such available Shares shall not be made after the date awards or grants could have been made under the terms of the pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by or providing services to the Company or its Affiliates immediately prior to such acquisition or combination.
(f) In the event that the Company or an Affiliate thereof consummates a transaction described in Code Section 424(a) (e.g., the acquisition of property or stock from an unrelated corporation), persons who become Employees or Directors in account of such transaction may be granted Substitute Awards in substitution for awards granted by their former employer, and any such substitute Options or Stock Appreciation Rights may be granted with an Exercise Price less than the Fair Market Value of a Share on the grant date thereof; provided, however, the grant of such substitute Option or Stock Appreciation Right shall not constitute a “modification” as defined in Code Section 424(h)(3) and the applicable Treasury regulations.

Section 5. Equitable Adjustments.

In the event of any Change in Capitalization, an equitable substitution or proportionate adjustment shall be made, in each case, as may be determined by the Administrator, in its sole discretion, in (i) the aggregate number of Shares reserved for issuance under the Plan and the maximum number of Shares that may be subject to Awards granted to any Participant in any calendar or fiscal year, (ii) the kind, number and Exercise Price subject to outstanding Options and Stock Appreciation Rights granted under the Plan; provided, however, that any such substitution or adjustment with respect to Options and Stock Appreciation Rights shall occur in accordance with the requirements of Code Section 409A, and (iii) the kind, number and purchase price of Shares subject to outstanding Restricted Shares or Other Share Based Awards granted under the Plan, in each case as may be determined by the Administrator, in its sole discretion; provided, however, that any fractional Shares resulting from the adjustment shall be eliminated. Such other equitable substitutions or adjustments shall be made as may be determined by the Administrator, in its sole discretion. Without limiting the generality of the foregoing, in connection with a Change in Capitalization, the Administrator may provide, in its sole discretion, for the cancellation of any outstanding Award granted hereunder in exchange for payment in cash or other property having an aggregate Fair Market Value of the Shares covered by such Award, reduced by the aggregate Exercise Price or purchase price thereof, if any. Notwithstanding anything contained in the Plan to the contrary, any adjustment with respect to an Incentive Stock Option due to an adjustment or substitution described in this Section 5 shall comply with the rules of Code Section 424(a), and in no event shall any adjustment be made which would render any Incentive Stock Option granted hereunder to be disqualified as an incentive stock option for purposes of Code Section 422. The Administrator’s determinations pursuant to this Section 5 shall be final, binding and conclusive.

Section 6. Eligibility.

The Participants under the Plan shall be selected from time to time by the Administrator, in its sole discretion, from among Eligible Recipients.

Section 7. Options.

(a) General. The Committee may, in its sole discretion, grant Options to Participants. Solely with respect to Participants who are Employees, the Committee may grant Incentive Stock Options, Nonqualified Stock Options or a combination of both. With respect to all other Participants, the Committee may grant only Nonqualified Stock Options. Each Participant who is granted an Option shall enter into an Award Agreement with the Company, containing such terms and conditions as the Administrator shall determine, in its sole discretion, which Award Agreement shall specify whether the Option is an Incentive Stock Option or a Nonqualified Stock Option and shall set forth, among other things, the Exercise Price of the Option, the term of the Option and provisions regarding exercisability of the Option granted thereunder. The provisions of each Option need not be the same with respect to each Participant. More than one Option may be granted to the same Participant and be outstanding concurrently hereunder. Options granted under the Plan shall be subject to the terms and conditions set forth in this Section 7 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable and set forth in the applicable Award Agreement. The prospective recipient of an Option shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(b) Limits on Incentive Stock Options. If the Administrator grants Incentive Stock Options, then to the extent that the aggregate fair market value of Shares with respect to which Incentive Stock Options are exercisable for the first time by any individual during any calendar year (under all plans of the Company) exceeds $100,000, such Options will be treated as Nonqualified Stock Options to the extent required by Code Section 422.
(c) Exercise Price. The Exercise Price of Shares purchasable under an Option shall be determined by the Administrator in its sole discretion at the time of grant; provided, however, that (i) in no event shall the Exercise Price of an Option be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and (ii) no Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of Code Section 422(b)(6)) shall have an exercise price per share less than one-hundred ten percent (110%) of the Fair Market Value of a Share on such date.
(d) Option Term. The maximum term of each Option shall be fixed by the Administrator, but in no event shall (i) an Option be exercisable more than ten (10) years after the date such Option is granted, and (ii) an Incentive Stock Option granted to a ten percent (10%) stockholder of the Company’s Common Stock (within the meaning of

Code Section 422(b)(6)) be exercisable more than five (5) years after the date such Option is granted. Each Option’s term is subject to earlier expiration pursuant to the applicable provisions in the Plan and the Award Agreement. Notwithstanding the foregoing, the Administrator shall have the authority to accelerate the exercisability of any outstanding Option at such time and under such circumstances as the Administrator, in its sole discretion, deems appropriate. Notwithstanding any contrary provision in this Plan (including without limitation Section 7(h)), if, on the date an outstanding Option would expire, the exercise of the Option, including by a “net exercise” or “cashless” exercise, would violate applicable securities laws or any insider trading policy maintained by the Company from time to time, the expiration date applicable to the Option will be extended, except to the extent such extension would violate Section 409A, to a date that is thirty (30) calendar days after the date the exercise of the Option would no longer violate applicable securities laws or any such insider trading policy.
(e) Exercisability. Each Option shall be exercisable at such time or times and subject to such terms and conditions, including the attainment of pre-established Performance Goals, as shall be determined by the Administrator in the applicable Award Agreement. The Administrator may also provide that any Option shall be exercisable only in installments, and the Administrator may waive such installment exercise provisions at any time, in whole or in part, based on such factors as the Administrator may determine in its sole discretion. Notwithstanding anything to the contrary contained herein, an Option may not be exercised for a fraction of a share.
(f) Method of Exercise. Options may be exercised in whole or in part by giving written notice of exercise to the Company specifying the number of Shares to be purchased, accompanied by payment in full of the aggregate Exercise Price of the Shares so purchased in cash or its equivalent, as determined by the Administrator. As determined by the Administrator, in its sole discretion, with respect to any Option or category of Options, payment in whole or in part may also be made (i) by means of consideration received under any cashless exercise procedure approved by the Administrator (including the withholding of Shares otherwise issuable upon exercise), (ii) in the form of unrestricted Shares already owned by the Participant which have a Fair Market Value on the date of surrender equal to the aggregate Exercise Price of the Shares as to which such Option shall be exercised, (iii) any other form of consideration approved by the Administrator and permitted by applicable law or (iv) any combination of the foregoing. In determining which methods a Participant may utilize to pay the Exercise Price, the Administrator may consider such factors as it determines are appropriate; provided, however, that with respect to Incentive Stock Options, all such discretionary determinations shall be made by the Administrator at the time of grant and specified in the Award Agreement.
(g) Rights as Stockholder. A Participant shall have no rights to dividends or any other rights of a stockholder with respect to the Shares subject to an Option until the Participant has given written notice of the exercise thereof, has paid in full for such Shares and has satisfied the requirements of Section 15 of the Plan.
(h) Termination of Employment or Service.
(i) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate for any reason other than Cause, Retirement, Disability, or death, (A) Options granted to such Participant, to the extent that they are exercisable at the time of such termination, shall remain exercisable until the date that is ninety (90) days after such termination, on which date they shall expire, and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. The ninety (90) day period described in this Section 7(h)(i) shall be extended to one (1) year after the date of such termination in the event of the Participant’s death during such ninety (90) day period. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(ii) Unless the applicable Award Agreement provides otherwise, in the event that the employment or service of a Participant with the Company and all Affiliates thereof shall terminate on account of Retirement, Disability or the death of the Participant, (A) Options granted to such Participant, to the extent that they were exercisable at the time of such termination, shall remain exercisable until the date that is one (1) year after such termination, on which date they shall expire and (B) Options granted to such Participant, to the extent that they were not exercisable at the time of such termination, shall expire at the close of business on the date of such termination. Notwithstanding the foregoing, no Option shall be exercisable after the expiration of its term.
(iii) In the event of the termination of a Participant’s employment or service for Cause, all outstanding Options granted to such Participant shall expire at the commencement of business on the date of such termination.
(iv) For purposes of determining which Options are exercisable upon termination of employment or service for purposes of this Section 7(h), Options that are not exercisable solely due to a blackout period shall be considered exercisable.
(i) Other Change in Employment Status. An Option may be affected, both with regard to vesting schedule and termination, by leaves of absence, changes from full-time to part-time employment, partial disability or other changes in the employment status or service of a Participant, as evidenced in a Participant’s Award Agreement.

(j) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Options shall be subject to Section 12 of the Plan.
(k) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Option outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. In the sole discretion of the Administrator, payment of the exercise price of any such Option shall be made pursuant to Section 7(f)(i), or (ii) and the Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 15. Unless otherwise determined by the Administrator, this Section 7(k) shall not apply to an Option if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Option with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 7(k).

Section 8. Stock Appreciation Rights.

(a) General. Stock Appreciation Rights may be granted either alone (“Free Standing Rights”) or in conjunction with all or part of any Option granted under the Plan (“Related Rights”). Related Rights may be granted either at or after the time of the grant of such Option. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Stock Appreciation Rights shall be made, the number of Shares to be awarded, the price per Share, and all other conditions of Stock Appreciation Rights. Notwithstanding the foregoing, no Related Right may be granted for more Shares than are subject to the Option to which it relates and any Stock Appreciation Right must be granted with an Exercise Price not less than the Fair Market Value of Common Stock on the date of grant. The provisions of Stock Appreciation Rights need not be the same with respect to each Participant. Stock Appreciation Rights granted under the Plan shall be subject to the following terms and conditions set forth in this Section 8 and shall contain such additional terms and conditions, not inconsistent with the terms of the Plan, as the Administrator shall deem desirable, as set forth in the applicable Award Agreement.
(b) Awards; Rights as Stockholder. The prospective recipient of a Stock Appreciation Right shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Participants who are granted Stock Appreciation Rights shall have no rights as stockholders of the Company with respect to the grant or exercise of such rights.
(c) Exercisability.
(i) Stock Appreciation Rights that are Free Standing Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.
(ii) Stock Appreciation Rights that are Related Rights shall be exercisable only at such time or times and to the extent that the Options to which they relate shall be exercisable in accordance with the provisions of Section 7 above and this Section 8 of the Plan.
(d) Payment Upon Exercise.
(i) Upon the exercise of a Free Standing Right, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the price per share specified in the Free Standing Right multiplied by the number of Shares in respect of which the Free Standing Right is being exercised.
(ii) A Related Right may be exercised by a Participant by surrendering the applicable portion of the related Option. Upon such exercise and surrender, the Participant shall be entitled to receive up to, but not more than, that number of Shares, determined using the Fair Market Value, equal in value to the excess of the Fair Market Value as of the date of exercise over the Exercise Price specified in the related Option multiplied by the number of Shares in respect of which the Related Right is being exercised. Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the Related Rights have been so exercised.
(iii) Notwithstanding the foregoing, the Administrator may determine to settle the exercise of a Stock Appreciation Right in cash (or in any combination of Shares and cash).
(e) Termination of Employment or Service.
(i) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Free Standing Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Administrator in the applicable Award Agreement.

(ii) Subject to Section 8(f), in the event of the termination of employment or service with the Company and all Affiliates thereof of a Participant who has been granted one or more Related Rights, such rights shall be exercisable at such time or times and subject to such terms and conditions as set forth in the related Options.
(f) Term.
(i) The term of each Free Standing Right shall be fixed by the Administrator, but no Free Standing Right shall be exercisable more than ten (10) years after the date such right is granted.
(ii) The term of each Related Right shall be the term of the Option to which it relates, but no Related Right shall be exercisable more than ten (10) years after the date such right is granted.
(g) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Stock Appreciation Rights shall be subject to Section 12 of the Plan.
(h) Automatic Exercise. Unless otherwise provided by the Administrator in an Award Agreement or otherwise, or as otherwise directed by the Participant in writing to the Company, each vested and exercisable Stock Appreciation Right outstanding on the Automatic Exercise Date with an Exercise Price per Share that is less than the Fair Market Value per Share as of such date shall automatically and without further action by the Participant or the Company be exercised on the Automatic Exercise Date. The Company or any Affiliate shall deduct or withhold an amount sufficient to satisfy all taxes associated with such exercise in accordance with Section 15. Unless otherwise determined by the Administrator, this Section 8(h) shall not apply to a Stock Appreciation Right if the Participant’s employment or service has terminated on or before the Automatic Exercise Date. For the avoidance of doubt, no Stock Appreciation Right with an Exercise Price per Share that is equal to or greater the Fair Market Value per Share on the Automatic Exercise Date shall be exercised pursuant to this Section 8(h).

Section 9. Restricted Shares.

(a) General. Restricted Shares may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Shares shall be made; the number of Shares to be awarded; the price, if any, to be paid by the Participant for the acquisition of Restricted Shares; the Restricted Period, if any, applicable to Restricted Shares; the Performance Goals (if any) applicable to Restricted Shares; and all other conditions of the Restricted Shares. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Shares in accordance with the terms of the grant. The provisions of the Restricted Shares need not be the same with respect to each Participant.
(b) Awards and Certificates. The prospective recipient of Restricted Shares shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date. Except as otherwise provided in Section 9(c) of the Plan, (i) each Participant who is granted an award of Restricted Shares may, in the Company’s sole discretion, be issued a stock certificate in respect of such Restricted Shares; and (ii) any such certificate so issued shall be registered in the name of the Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to any such Award.
The Company may require that the stock certificates, if any, evidencing Restricted Shares granted hereunder be held in the custody of the Company until the restrictions thereon shall have lapsed, and that, as a condition of any award of Restricted Shares, the Participant shall have delivered a stock power, endorsed in blank, relating to the Shares covered by such Award.
Notwithstanding anything in the Plan to the contrary, any Restricted Shares (whether before or after any vesting conditions have been satisfied) may, in the Company’s sole discretion, be issued in uncertificated form pursuant to the customary arrangements for issuing shares in such form.
(c) Restrictions and Conditions. The Restricted Shares granted pursuant to this Section 9 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or thereafter:
(i) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(ii) Except as provided in Section 17 of the Plan or in the Award Agreement, the Participant shall generally have the rights of a stockholder of the Company with respect to Restricted Shares during the Restricted Period. In the Administrator’s discretion and as provided in the applicable Award Agreement, a Participant may be entitled to dividends or dividend equivalents on an Award of Restricted Shares, which will be payable in accordance with the terms of such grant as determined by the Administrator. Certificates for Shares of unrestricted Common Stock may, in the Company’s sole discretion, be delivered to the Participant only after the Restricted Period has expired without forfeiture in respect of such Restricted Shares, except as the Administrator, in its sole discretion, shall otherwise determine.
(iii) The rights of Participants granted Restricted Shares upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Shares shall be subject to Section 12 of the Plan.

Section 10. Restricted Stock Units.

(a) General. Restricted Stock Units may be issued either alone or in addition to other Awards granted under the Plan. The Administrator shall determine the Eligible Recipients to whom, and the time or times at which, grants of Restricted Stock Units shall be made; the number of Restricted Stock Units to be awarded; the Restricted Period, if any, applicable to Restricted Stock Units; the Performance Goals (if any) applicable to Restricted Stock Units; and all other conditions of the Restricted Stock Units. If the restrictions, Performance Goals and/or conditions established by the Administrator are not attained, a Participant shall forfeit his or her Restricted Stock Units in accordance with the terms of the grant. The provisions of Restricted Stock Units need not be the same with respect to each Participant.
(b) Award Agreement. The prospective recipient of Restricted Stock Units shall not have any rights with respect to any such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c) Restrictions and Conditions. The Restricted Stock Units granted pursuant to this Section 10 shall be subject to the following restrictions and conditions and any additional restrictions or conditions as determined by the Administrator at the time of grant or, subject to Code Section 409A, thereafter:
(i) The Administrator may, in its sole discretion, provide for the lapse of restrictions in installments and may accelerate or waive such restrictions in whole or in part based on such factors and such circumstances as the Administrator may determine, in its sole discretion, including, but not limited to, the attainment of certain Performance Goals, the Participant’s termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof, or the Participant’s death or Disability.
(ii) Participants holding Restricted Stock Units shall have no voting rights. A Restricted Stock Unit may, at the Administrator’s discretion, carry with it a right to dividend equivalents. Such right would entitle the holder to be credited with an amount equal to all cash dividends paid on one Share while the Restricted Stock Unit is outstanding. The Administrator, in its discretion, may grant dividend equivalents from the date of grant or only after a Restricted Stock Unit is vested.
(iii) The rights of Participants granted Restricted Stock Units upon termination of employment or service as a non-employee Director or Consultant of the Company or an Affiliate thereof terminates for any reason during the Restricted Period shall be set forth in the Award Agreement.
(d) Settlement of Restricted Stock Units. Settlement of vested Restricted Stock Units shall be made to Participants in the form of Shares, unless the Administrator, in its sole discretion, provides for the payment of the Restricted Stock Units in cash (or partly in cash and partly in Shares) equal to the value of the Shares that would otherwise be distributed to the Participant.
(e) Change in Control. Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Restricted Stock Units shall be subject to Section 12 of the Plan.

Section 11. Other Share Based or Cash-Based Awards.

(a) The Administrator is authorized to grant Awards to Participants in the form of Other Share Based Awards or Other Cash-Based Awards, as deemed by the Administrator to be consistent with the purposes of the Plan and as evidenced by an Award Agreement. The Administrator shall determine the terms and conditions of such Awards, consistent with the terms of the Plan, at the date of grant or thereafter, including any Performance Goals and performance periods. Common Stock or other securities or property delivered pursuant to an Award in the nature of a purchase right granted under this Section 11 shall be purchased for such consideration, paid for at such times, by such methods, and in such forms, including, without limitation, Shares, other Awards, notes or other property, as the Administrator shall determine, subject to any required corporate action.

(b) The prospective recipient of an Other Share-Based Award or Other Cash-Based Award shall not have any rights with respect to such Award, unless and until such recipient has received an Award Agreement and, if required by the Administrator in the Award Agreement, executed and delivered a fully executed copy thereof to the Company, within a period of sixty (60) days (or such other period as the Administrator may specify) after the award date.
(c) Notwithstanding anything herein to the contrary, upon a Change in Control, all outstanding Other Share-Based Awards and Other Cash-Based Awards shall be subject to Section 12 of the Plan.

Section 12. Change in Control.

The Administrator may provide in the applicable Award Agreement that an Award will vest on an accelerated basis upon the Participant’s termination of employment or service in connection with a Change in Control or upon the occurrence of any other event that the Administrator may set forth in the Award Agreement. If the Company is a party to an agreement that is reasonably likely to result in a Change in Control, such agreement may provide for: (i) the continuation of any Options and Stock Appreciation Rights by the Company, if the Company is the surviving corporation; (ii) the assumption of any Options and Stock Appreciation Rights by the surviving corporation or its parent or subsidiary; (iii) the substitution by the surviving corporation or its parent or subsidiary of equivalent awards for any Options and Stock Appreciation Rights, provided, however, that any such assumption or substitution with respect to Options and Stock Appreciation Rights under the foregoing clauses (ii) or (iii) shall occur in accordance with the requirements of Code Section 409A and 424, when applicable; or (iv) settlement of any Options and Stock Appreciation Rights for the Change in Control Price (less, to the extent applicable, the per share exercise or grant price), or, if the per share exercise or grant price equals or exceeds the Change in Control Price or if the Administrator determines that Award cannot reasonably become vested pursuant to its terms, such Options and Stock Appreciation Rights shall terminate and be canceled. To the extent that Restricted Shares, Restricted Stock Units or other Awards (other than Options and Stock Appreciation Rights) settle in Shares in accordance with their terms upon a Change in Control, such Shares shall be entitled to receive as a result of the Change in Control transaction the same consideration as the Shares held by stockholders of the Company as a result of the Change in Control transaction. For purposes of this Section 12, “Change in Control Price” shall mean the Fair Market Value of a Share upon a Change in Control. To the extent that the consideration paid in any such Change in Control transaction consists all or in part of securities or other non-cash consideration, the value of such securities or other non-cash consideration shall be determined in good faith by the Administrator.

Section 13. Amendment and Termination.

(a) The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration, or termination shall be made that would impair the rights of a Participant under any Award theretofore granted without such Participant’s consent.
(b) Notwithstanding the foregoing, (i) approval of the Company’s stockholders shall be obtained to increase the aggregate Share limit and annual Award limits described in Section 4 and for any amendment that would require such approval in order to satisfy the requirements of Code Section 422, if applicable, any rules of the stock exchange on which the Common Stock is traded or other applicable law, and (ii) without stockholder approval to the extent required by the rules of any applicable national securities exchange or inter-dealer quotation system on which the Shares are listed or quoted, except as otherwise permitted under Section 5 of the Plan, (A) no amendment or modification may reduce the Exercise Price of any Option or Stock Appreciation Right, (B) the Committee may not cancel any outstanding Option or Stock Appreciation Right and replace it with a new Option or Stock Appreciation Right, another Award or cash and (C) the Committee may not take any other action that is considered a “repricing” for purposes of the stockholder approval rules of the applicable securities exchange or inter-dealer quotation system.
(c) Subject to the terms and conditions of the Plan and Code Section 409A, the Administrator may modify, extend or renew outstanding Awards under the Plan, or accept the surrender of outstanding Awards (to the extent not already exercised) and grant new Awards in substitution of them (to the extent not already exercised).
(d) Notwithstanding the foregoing, no alteration, modification or termination of an Award will, without the prior written consent of the Participant, adversely alter or impair any rights or obligations under any Award already granted under the Plan.

Section 14. Unfunded Status of Plan.

The Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments not yet made or Shares not yet transferred to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Section 15. Withholding Taxes.

Each Participant shall, no later than the date as of which the value of an Award first becomes includible in the gross income of such Participant for federal, state and/or local income tax purposes, pay to the Company, or make arrangements satisfactory to the Administrator regarding payment of, any federal, state, or local taxes of any kind, domestic or foreign, required by law or regulation to be withheld with respect to the Award. The obligations of the Company under the Plan shall be conditional on the making of such payments or arrangements, and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to such Participant. Whenever cash is to be paid pursuant to an Award granted hereunder, the Company shall have the right to deduct therefrom an amount sufficient to satisfy any federal, state and local withholding tax requirements related thereto. Whenever Shares are to be delivered pursuant to an Award, the Company shall have the right to require the Participant to remit to the Company in cash an amount sufficient to satisfy any related federal, state and local taxes, domestic or foreign, to be withheld and applied to the tax obligations. With the approval of the Administrator, a Participant may satisfy the foregoing requirement by electing to have the Company withhold from delivery of Shares or by delivering already owned unrestricted shares of Common Stock, in each case, having a value equal to the amount required to be withheld or other greater amount not exceeding the maximum statutory rate required to be collected on the transaction under applicable law, as applicable to the Participant, if such other greater amount would not, as determined by the Committee, result in adverse financial accounting treatment (including in connection with the effectiveness of FASB Accounting Standards Update 2016-09). Such Shares shall be valued at their Fair Market Value on the date of which the amount of tax to be withheld is determined. Fractional share amounts shall be settled in cash. Such an election may be made with respect to all or any portion of the Shares to be delivered pursuant to an Award. The Company may also use any other method of obtaining the necessary payment or proceeds, as permitted by law, to satisfy its withholding obligation with respect to any Option or other Award.

Section 16. Dividends; Dividend Equivalents.

Notwithstanding anything in this Plan to the contrary, to the extent that an Award contains a right to receive dividends or dividend equivalents while such Award remains unvested, such dividends or dividend equivalents will be accumulated and paid once and to the extent that the underlying Award vests.

Section 17. Non-United States Employees.

Without amending the Plan, the Administrator may grant Awards to eligible persons residing in non-United States jurisdictions on such terms and conditions different from those specified in the Plan, including the terms of any award agreement or plan, adopted by the Company or any Subsidiary thereof to comply with, or take advantage of favorable tax or other treatment available under, the laws of any non-United States jurisdiction, as may in the judgment of the Administrator be necessary or desirable to foster and promote achievement of the purposes of the Plan and, in furtherance of such purposes the Administrator may make such modifications, amendments, procedures, subplans and the like as may be necessary or advisable to comply with provisions of laws in other countries or jurisdictions in which the Company or its Subsidiaries operates or has employees.

Section 18. Transfer of Awards.

No purported sale, assignment, mortgage, hypothecation, transfer, charge, pledge, encumbrance, gift, transfer in trust (voting or other) or other disposition of, or creation of a security interest in or lien on, any Award or any agreement or commitment to do any of the foregoing (each, a “Transfer”) by any holder thereof in violation of the provisions of the Plan or an Award Agreement will be valid, except with the prior written consent of the Administrator, which consent may be granted or withheld in the sole discretion of the Administrator. Any purported Transfer of an Award or any economic benefit or interest therein in violation of the Plan or an Award Agreement shall be null and void ab initio, and shall not create any obligation or liability of the Company, and any person purportedly acquiring any Award or any economic benefit or interest therein transferred in violation of the Plan or an Award Agreement shall not be entitled to be recognized as a holder of such Shares. Unless otherwise determined by the Administrator in accordance with the provisions of the immediately preceding sentence, an Option may be exercised, during the lifetime of the Participant, only by the Participant or, during any period during which the Participant is under a legal disability, by the Participant’s guardian or legal representative.

Section 19. Continued Employment.

The adoption of the Plan shall not confer upon any Eligible Recipient any right to continued employment or service with the Company or an Affiliate thereof, as the case may be, nor shall it interfere in any way with the right of the Company or an Affiliate thereof to terminate the employment or service of any of its Eligible Recipients at any time.

Section 20. Effective Date and Approval Date.

The Plan was originally effective as of July 20, 2016, amended on May 30, 2019, amended and restated on June 16, 2021, and amended and restated on June 22, 2022, and the Plan, as amended hereby, will be effective as of June 22, 2023 (the “Effective Date”). The Plan will be unlimited in duration and, in the event of Plan termination, will remain in effect as long as any Shares awarded under it are outstanding and not fully vested; provided, however, that no Awards will be made under the Plan on or after June 22, 2033. No Option that is intended to be an Incentive Stock Option may be granted under the Plan until the Approval Date. If the Approval Date does not occur within twelve (12) months after the Effective Date, then no Options that are intended to be Incentive Stock Options may be granted under the Plan.

Section 21. Code Section 409A.

The intent of the parties is that payments and benefits under the Plan be either exempt from Code Section 409A or comply with Code Section 409A to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and be administered consistent with such intent. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Code Section 409A shall not be treated as deferred compensation unless applicable law requires otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required in order to avoid accelerated taxation and/or tax penalties under Code Section 409A, amounts that would otherwise be payable and benefits that would otherwise be provided upon a “separation from service” to a Participant who is a “specified employee” shall be paid on the first business day after the date that is six (6) months following the Participant’s separation from service (or upon the Participant’s death, if earlier). In addition, for purposes of the Plan, each amount to be paid or benefit to be provided to the Participant pursuant to the Plan, which constitute deferred compensation subject to Code Section 409A, shall be construed as a separate identified payment for purposes of Code Section 409A. Nothing contained in the Plan or an Award Agreement shall be construed as a guarantee of any particular tax effect with respect to an Award. The Company does not guarantee that any Awards provided under the Plan will be exempt from or in compliance with the provisions of Code Section 409A, and in no event will the Company be liable for any or all portion of any taxes, penalties, interest or other expenses that may be incurred by a Participant on account of any Award being subject to, but not in compliance with, Code Section 409A.

Section 22. Erroneously Awarded Compensation.

The Plan and all Awards issued hereunder shall be subject to any compensation recovery and/or recoupment policy adopted by the Company to comply with applicable law, including, without limitation, the Dodd-Frank Wall Street Reform and Consumer Protection Act, or to comport with good corporate governance practices, as such policies may be amended from time to time.

Section 23. Governing Law.

The Plan shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to principles of conflicts of law of such state.

Section 24. Plan Document Controls.

The Plan and each Award Agreement constitute the entire agreement with respect to the subject matter hereof and thereof; provided, that in the event of any inconsistency between the Plan and such Award Agreement, the terms and conditions of the Plan shall control.

PRELIMINARY PROXY CARD - SUBJECT TO COMPLETION

Please mark your votes like this ■

The Board of Directors recommends a vote "FOR" the nominees for director listed in Proposal 1 and "FOR" Proposals 2, 3, 4, and 5.

NOMINEES:	FOR	AGAINST	ABSTAIN
(1) Joshua S. Horowitz	☐	☐	☐
(2) Linda G. Alvarado	☐	☐	☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

FOR ☐ AGAINST ☐ ABSTAIN ☐

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Date ____________________

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NOTE: This proxy should be marked, dated, and signed by each stockholder exactly as such stockholder's name appears hereon, and returned promptly in the enclosed envelope. When shares are held jointly, each holder should sign. When signing as an executor, administrator, attorney, trustee, or guardian please give full title as such. If the signatory is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If the signatory is a partnership, please sign in the partnership name by authorized person.

▲ PLEASE DETACH ALONG PERFORATED LINE AND MAIL IN THE ENVELOPE PROVIDED. ▲

As a stockholder of Limbach Holdings, Inc., you have the option of voting your shares electronically through the Internet or by telephone, eliminating the need to return the proxy card. Your electronic vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed, dated, and returned the proxy card. Votes submitted electronically over the Internet or by telephone must be received by 11:59 p.m. EDT on June 21, 2023.

As a registered holder, you may vote your shares at the Annual Meeting by first registering at https://viewproxy.com/limbach/2023/ using your Virtual Control Number below. Your registration must be received by 11:59 p.m. EDT on June 20, 2023. On the day of the meeting, you may log in to the meeting using your unique join link and the password you received via email in your registration confirmation and following the instructions to vote your shares. Please have your Virtual Control Number with you during the meeting in order to vote. Further instructions on how to attend and vote at the Annual Meeting are contained in the Proxy Statement.

VIRTUAL CONTROL NUMBER

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PROXY VOTING INSTRUCTIONS

Please have your 11-digit Virtual Control Number ready when voting by Internet or Telephone.

INTERNET

Vote Your Proxy on the Internet:
Go to www.FCRvote.com/LMB

Have your proxy card available when you access the above website. Follow the prompts to vote your shares.

TELEPHONE

Vote Your Proxy by Phone:
Call 1-866-402-3905

Use any touch-tone telephone to vote your proxy. Have your proxy card available when you call. Follow the voting instructions to vote your shares.

MAIL

Vote Your Proxy by Mail:

Mark, sign, and date your proxy card, then detach it and return it in the postage-paid envelope provided.